As filed with the Securities and Exchange Commission on
                       November 24, 1998


1933 Act Registration No. 333-21187

1940 Act Registration No. 811-8047

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.
                                     -----

         Post-Effective Amendment No. 4
                                     -----

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.     5
                         -----

                             ZURICH YIELDWISE FUNDS
                     (formerly Zurich YieldWise Money Fund)
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000
                                                           --------------

                      Philip J. Collora, Secretary                                          With a copy to:
                       Zurich YieldWise Money Fund                                         Cathy G. O'Kelly
                        222 South Riverside Plaza                                           David A. Sturms
                      Chicago, Illinois 60606-5808                                 Vedder, Price, Kaufman & Kammholz
                 (Name and Address of Agent for Service)                               222 North LaSalle Street
                                                                                       Chicago, Illinois  60601

         It is proposed that this filing will become effective

                    immediately upon filing pursuant to paragraph (b)
           --------

                    on _______________ pursuant to paragraph (b)
           --------

                    60 days after filing pursuant to paragraph (a)(1)
           --------

                    on _______________ pursuant to paragraph (a)(1)
           --------

                    75 days after filing pursuant to paragraph (a)(2)
           --------

               X    on November 30, 1998 pursuant to paragraph (a)(2) of Rule
           -------- 485

If appropriate, check the following:
               X    this post-effective amendment designates a new effective
           -------- date for a previously filed post-effective amendment

                             ZURICH YIELDWISE FUNDS

                              CROSS-REFERENCE SHEET
                       BETWEEN ITEMS ENUMERATED IN PART A
                           OF FORM N-1A AND PROSPECTUS



      Item No.         Item Caption                     Prospectus Caption
      --------         ------------                     ------------------

         1.            Cover Page                       Cover Page

         2.            Synopsis                         Overview; Summary of Expenses

         3.            Condensed Financial              Financial Highlights
                       Information

         4.            General Description of           Overview; Capital Structure; How the Funds Work; Investment
                       Registrant                       Objectives, Policies and Risk Factors

         5.            Management of the Fund           Overview; Investment Manager; How to Make a Purchase

        5A.            Management's Discussion of       Inapplicable
                       Fund Performance

         6.            Capital Stock and Other          Overview; Capital Structure; Dividends and Taxes; How to Make a
                       Securities                       Purchase; Investment Objectives, Policies and Risk Factors

         7.            Purchase of Securities Being     Overview; How to Make a Purchase; Determining Share Price;
                       Offered                          Investment Manager; Special Features; Account Services Directory

         8.            Redemption or Repurchase         Overview; How to Make a Redemption; Special Features; Account
                                                        Services Directory

         9.            Pending Legal Proceedings        Inapplicable


                            Cross Reference - Page 1



                             ZURICH YIELDWISE FUNDS

                              CROSS-REFERENCE SHEET
                       BETWEEN ITEMS ENUMERATED IN PART B
              OF FORM N-1A AND STATEMENT OF ADDITIONAL INFORMATION


                                                        Caption in Statement
      Item No.         Item Caption                     of Additional Information
      --------         ------------                     -------------------------

        10.            Cover Page                       Cover Page

        11.            Table of Contents                Table of Contents

        12.            General Information and          Inapplicable
                       History

        13.            Investment Objectives and        Investment Restrictions; Municipal Securities;
                       Policies                         Appendix--Ratings of Investments

        14.            Management of the Fund           Investment Manager; Officers and Trustees

        15.            Control Persons and Principal    Officers and Trustees
                       Holders of Securities

        16.            Investment Advisory and Other    Investment Manager; Officers and Trustees
                       Services

        17.            Brokerage Allocation and         Portfolio Transactions
                       Other Practices

        18.            Capital Stock and Other          Shareholder Rights
                       Securities

        19.            Purchase, Redemption and         Purchase and Redemption of Shares; Dividends and Net Asset
                       Pricing of Securities Being      Value
                       Offered

        20.            Tax Status                       Inapplicable

        21.            Underwriters                     Investment Manager

        22.            Calculation of Performance       Performance
                       Data

        23.            Financial Statements             Financial Statements

                            Cross Reference - Page 2

[LOGO]

                                         Zurich YieldWise Funds
                                               prospectus


November 30, 1998


ZURICH YIELDWISE FUNDS
222 South Riverside Plaza
Chicago, Illinois  60606-5808
1-800-537-6001

The Zurich YieldWise Money Fund and the Zurich YieldWise Government Money Fund seek maximum current income to the extent consistent with stability of principal. The Zurich YieldWise Municipal Money Fund seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with stability of principal. These Funds are designed for investors who are willing to make high minimum investments and to pay for certain individual transactions in order to pursue potentially higher yields through lower expenses. Each Fund invests exclusively in high quality money market instruments.

o  Zurich YieldWise Money Fund
o  Zurich YieldWise Government Money Fund
o  Zurich YieldWise Municipal Money Fund


This prospectus contains information about each Fund that a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information dated November 30, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Funds at the address above or by calling 1-800-537-6001.


Investments in the Funds are neither insured nor guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are not deposits or obligations of, or guaranteed or endorsed by, any bank. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                Table of Contents


Summary.................................................................... 1

Summary of Expenses........................................................ 3

Financial Highlights....................................................... 5

How the Funds Work......................................................... 5

Investment Objectives, Policies and Risk Factors........................... 6

Net Asset Value -- Determining Share Price................................ 14

How to Make a Purchase.................................................... 15

How to Make a Redemption.................................................. 18

Moving to Another Fund.................................................... 22

Special Features.......................................................... 24

Dividends and Taxes....................................................... 25

Investment Manager........................................................ 28

Performance............................................................... 30

Capital Structure......................................................... 31

Account Services Directory................................................ 32

Summary

Investment Objectives

Zurich YieldWise Funds (the "Trust") is an open-end management investment company offering a choice of three diversified investment funds ("Funds"). Each Fund is designed to provide you with professional management of your short-term investment dollars; the dollars that you want to know are in high quality investments.

Each Fund invests in high quality short-term money market instruments consistent with its specific objective. The Funds are designed for investors who are willing to make high minimum investments and to pay for certain individual transactions in order to pursue potentially higher yields through lower costs.

o Zurich YieldWise Money Fund (the "Money Fund") seeks maximum current income to the extent consistent with stability of principal from a portfolio primarily consisting of commercial paper and bank obligations.

o Zurich YieldWise Government Money Fund (the "Government Money Fund") seeks maximum current income to the extent consistent with stability of principal from a portfolio primarily consisting of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o Zurich YieldWise Municipal Money Fund (the "Muni Money Fund") seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with stability of principal from a portfolio primarily consisting of municipal securities.

See "Summary of Expenses" and "How to Make a Redemption" for a description of the individual account maintenance and transaction fees.

Each Fund may use a variety of investment techniques in seeking its objective including the entry into repurchase agreements and the purchase of variable rate securities. Each Fund seeks to maintain a net asset value of $1.00 per share; however, there is no assurance that the objective of any Fund will be achieved or that any Fund will be able to maintain a net asset value of $1.00 per share. See "How the Funds Work" and "Investment Objectives, Policies and Risk Factors."

Investment Manager


Scudder Kemper Investments, Inc. (the "Adviser") is the investment manager for the Funds and provides the Funds with continuous professional investment supervision. For the services and facilities furnished, each Fund pays a monthly investment management fee on a graduated basis of 1/12 of the annual rate of 0.50% of the first $215 million of average daily net assets of the Fund, 0.375% of the next $335 million, 0.30% of the next $250 million and 0.25% of the average daily net assets thereafter.

Buying and Selling Shares


You may buy and sell shares of each Fund at net asset value with no sales charge. The minimum initial investment is $25,000 and the minimum subsequent investment is $1,000 (or $500 by Automatic Purchase Plan). Accounts may be opened using the account application available from the Funds or by downloading the account application from our Web site, www.zurichfunds.com. Shares may be purchased by mailing a check, by wire transfer or in person in downtown Chicago and Kansas City. Please see "How To Make a Purchase" for more information on how easy it is to invest. You may sell or redeem your shares by written request or by using one of the Funds' expedited redemption procedures. See "How To Make a Redemption" for specific details.


Dividends

Dividends are declared daily and paid monthly. Dividends are automatically reinvested in additional shares of the same Fund, unless you elect to be paid by check. See "Dividends and Taxes."

Special Features

A number of features are available to you, including Electronic Funds Transfer Programs. See "Special Features" and "Account Services Directory" for a description of these and other features.

Summary of Expenses

Shareholder Transaction Expenses*

Sales Load on Purchases.............................................. None

Sales Load on Reinvested Dividends................................... None

Deferred Sales Load.................................................. None

Electronic Funds Transfer Fee on Redemption....................... $2 each

Exchange Fee and Transaction Fee on Redemption by
Mail or by Telephone.............................................. $5 each

Wire Transaction Fee on Redemption............................... $10 each

Checkwriting Fee on Redemption.................................... $2 each

Account Closeout Fee................................................. $5**


The fees listed above (other than the account closeout fee) are waived if your account balance is $100,000 or more at the time of the transaction.


The individual transaction fees paid by shareholders of a Fund will accrue to the benefit of that Fund. The fees will be used to offset transfer agency and out-of-pocket expenses of a Fund, which should benefit all Fund shareholders by helping to reduce the Fund's expenses.


-----------

* Investment dealers and other firms may independently charge additional fees for shareholder transactions or for advisory services; please see their materials for details. The table does not include the $1.00 monthly small account fee. See "How to Make a Redemption."

** There is a $10 fee for closing an account within one year of opening the account. For individual retirement accounts, there is a $5 fee for closing an account within one year of opening the account, but there is no closeout fee for accounts closed one year or more after opening the account.

Annual Fund Operating Expenses

(as a percentage of average net assets after management fee and expense reduction)



                                                Government Money        Muni
                                 Money Fund           Fund           Money Fund
                                 ----------           ----           ----------


Management Fees............        0.39%             0.07%            0.00%

12b-1 Fees.................        None              None              None

Other Expenses(1)..........        0.05%             0.09%            0.09%

Total Operating Expenses...        0.44%             0.16%            0.09%



(1) "Other Expenses" for the Government Money Fund and the Muni Money Fund have been estimated for the current fiscal year.

Example

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption by mail at the end of each time period:



Fund                            1 year       3 years       5 years      10 years
----                            ------       -------       -------      --------


Money Fund                        $10          $19           $30           $60

Government                         $7          $17           N/A           N/A
  Money Fund

Muni Money Fund                    $6          $16           N/A           N/A



The purpose of the preceding table is to assist you in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. As discussed more fully under "Investment Manager," the Adviser has agreed to temporarily reduce its management fee and reimburse or pay operating expenses of each Fund as follows: (i) with respect to the Money Fund, the Adviser has agreed to waive its management fee and absorb operating expenses to the extent necessary to maintain the Fund's total operating expenses at no more than 0.45% until January 1, 2000; (ii) with respect to the Government Money Fund, the Adviser has agreed to waive its management fee and absorb operating expenses to the extent necessary to maintain the Fund's total operating expenses at no more than 0.10% through at least June 1, 1999 and, thereafter, has agreed to waive its management fee or absorb operating expenses to the extent necessary to maintain the Fund's total operating expenses at no more than 0.34% until June 1, 2000; and (iii) with respect to the Muni Money Fund, the Adviser has agreed to waive its management fee and absorb 100% of the Fund's other operating expenses through at least June 1, 1999 and, thereafter, has agreed to waive its management fee and absorb operating expenses to the extent necessary to maintain the Fund's total operating expenses at no more than 0.34% until June 1, 2000. Without such fee reductions and expense reimbursements, "Management Fees" would be 0.39%, 0.50% and 0.50%, "Other Expenses" would be 0.05%, 0.09% and 0.09% and
"Total Operating Expenses" would be 0.44%, 0.59% and 0.59% for the Money Fund, the Government Money Fund and the Muni Money Fund, respectively. "Other Expenses" for the Government Money Fund and the Muni Money Fund have been estimated for the current fiscal year. The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of the Fund. The Example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or less than those shown.

Financial Highlights


The table below shows financial information for the Money Fund expressed in terms of one share outstanding throughout the period. The Government Money Fund and the Muni Money Fund commenced operations on or about November 30, 1998. The information in the table for the Money Fund is covered by the report of the Trust's independent auditors. The report for the Trust is contained in its Registration Statement and is available from the Funds. The audited financial statements contained in the Trust's 1998 Annual Report to Shareholders are incorporated herein by reference and may be obtained by writing or calling the Funds.

                                               July 31, 1998     April 17, 1997
                                                                (commencement of
                                                                  operations) to
                                                                   July 31, 1997
--------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                $1.00             1.00
--------------------------------------------------------------------------------
Net investment income                                .06               .02
--------------------------------------------------------------------------------
Less dividends declared                              .06               .02
--------------------------------------------------------------------------------
Net asset value, end of period                      $1.00             1.00
--------------------------------------------------------------------------------
Total Return (not annualized)                       5.81%             1.69
--------------------------------------------------------------------------------
Ratios to Average Net Assets (annualized):
Expenses after expense waiver                       0.07%             0.00
--------------------------------------------------------------------------------
Net investment income                               5.63%             5.66
--------------------------------------------------------------------------------
Other Ratios to Average Net Assets (annualized):
Expenses                                            0.44%             0.60
--------------------------------------------------------------------------------
Net investment income                               5.26%             5.06
--------------------------------------------------------------------------------
Supplemental Data:
Net assets at end of period (in thousands)      $1,071,728          $245,064
--------------------------------------------------------------------------------

How the Funds Work

Zurich YieldWise Funds are designed to provide you with professional management of short-term investment dollars. The Money Fund and the Government Money Fund seek maximum current income consistent with stability of principal. The Muni Money Fund seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with stability of principal. They are designed for investors who are willing to make high minimum investments and to pay for certain individual transactions in order to pursue potentially higher yields through lower expenses. With all other things being equal, the lower a fund's expenses, the higher the return. To help meet these objectives, you are provided with a choice of separate YieldWise funds: the Money Fund, the Government Money Fund and the Muni Money Fund. Because each Fund combines its shareholders' money, it can buy and sell large blocks of securities, which helps reduce transaction costs and maximize yields. Each Fund is managed by investment professionals who analyze market trends to take advantage of changing conditions and who seek to minimize risk by diversifying the Fund's investments.

Each Fund seeks to maintain a net asset value of $1.00 per share. Thus, the Funds are designed for investors who want to avoid the fluctuations of principal commonly associated with equity and long-term bond investments. The fluctuations of these other types of investments are often represented by the movement of various unmanaged market indexes, such as the Dow Jones Industrial Average. In addition, there can be no guarantee that a Fund will achieve its objective or that it will maintain a net asset value of $1.00 per share.

Investment Objectives, Policies and Risk Factors

Money Fund

The Money Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing exclusively in the following types of U.S. Dollar denominated money market instruments that mature in 397 days or less:


o Obligations of, or guaranteed by, the U.S. or Canadian governments, their agencies or instrumentalities.

o Bank certificates of deposit, time deposits or bankers' acceptances of U.S. banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion.

o Bank certificates of deposit, time deposits or bankers' acceptances of foreign banks (including their U.S. and foreign branches) having total assets in excess of $10 billion.

o Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) have received a high-quality short-term rating by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Services, Inc. ("Fitch"), or any other nationally recognized statistical rating organization as determined by the Securities and Exchange Commission; or (ii) if unrated, are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund's investment manager. Currently, only obligations in the top two short-term rating categories are considered to be rated high quality. The two highest short-term rating categories of Moody's, S&P, Duff and Fitch for commercial paper are Prime-1 and Prime-2; A-1 and A-2; Duff-1 and Duff-2; and F-1 and F-2, respectively. For a description of these ratings, see "Appendix-- Ratings of Investments" in the Statement of Additional Information.

o Repurchase agreements of obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.


Investments by the Money Fund in Eurodollar certificates of deposit issued by London branches of U.S. banks, or obligations issued by foreign entities, including foreign banks, involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of U.S. banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by U.S. banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to U.S. banks. Bank obligations held by the Fund do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

The Money Fund may invest in commercial paper which is issued by major corporations without registration under the Securities Act of 1933 in reliance upon the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

The Fund may also invest in commercial paper issued in reliance upon the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the
Section 4(2) paper, thus providing liquidity. The Adviser considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Trust, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the 10% limitation on illiquid securities discussed under "Additional Investment Information" below. The Adviser monitors the liquidity of the Fund's investments in Section 4(2) paper on a continuous basis.

The Fund may invest in high quality participation certificates ("certificates") representing undivided interests in trusts that hold a portfolio of receivables from consumer and commercial credit transactions, such as transactions involving consumer revolving credit card accounts or commercial revolving credit loan facilities. The receivables would include amounts charged for goods and services, finance charges, late charges and other related fees and charges. Interest payable on the certificates may be fixed or may be adjusted periodically or "float" continuously according to a formula based upon an objective standard such as the 30-day commercial paper rate. See "Additional Investment Information" below for a discussion of "Variable Rate Securities." A trust may have the benefit of a letter of credit from a bank at a level established to satisfy rating agencies as to the credit quality of the assets supporting the payment of principal and interest on the certificates. Payments of principal and interest on the certificates would be dependent upon the underlying receivables in the trust and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of certificates is based primarily upon the value of the receivables held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the trust. The Fund's investment manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate and in determining whether the certificate is appropriate for investment by the Fund. Collection of receivables in the trust may be affected by various social, legal and economic factors affecting the use of credit and repayment patterns, such as changes in consumer protection laws, the rate of inflation, unemployment levels and relative interest rates. It is anticipated that for most publicly offered certificates there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its certificates prior to maturity to the issuer or a third party. While the Fund may invest without limit in certificates, it is currently anticipated that such investments will not exceed 25% of the Fund's assets.

The Money Fund may concentrate 25% or more of its assets in bank certificates of deposit, time deposits or banker's acceptances of U.S. banks and their domestic branches in accordance with its investment objective and policies. Accordingly, the Fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Fund's assets were not so concentrated.

Government Money Fund

The Government Money Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing primarily in the following securities that mature within 397 days or less:

o U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

o    Repurchase agreements of the obligations described above.


Some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others have an additional line of credit with the U.S. Treasury, such as those issued by the Federal National Mortgage Association, Farm Credit System and Student Loan Marketing Association. Short-term U.S. Government obligations generally are considered to be the safest short-term investment. The U.S. Government guarantee of the securities owned by the Fund, however, does not guarantee the net asset value of its shares, which the Fund seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Muni Money Fund

The Muni Money Fund seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with stability of principal. The Fund pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations.

Under normal market conditions, at least 80% of the Fund's total assets will be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax ("Municipal Securities").

Dividends representing net interest income received by the Muni Money Fund on Municipal Securities will be exempt from regular federal income tax when distributed to the Fund's shareholders. Such dividend income may be subject to state and local taxes and the alternative minimum tax. See "Dividends and Taxes--Muni Money Fund." The Fund's assets will consist of Municipal Securities, temporary investments as described below and cash. The Fund considers short-term Municipal Securities to be those that mature in or have remaining maturities of 397 days or less.

The Muni Money Fund will invest in Municipal Securities which at the time of purchase:

o are rated within the two highest ratings for Municipal Securities (Aaa or Aa) assigned by Moody's, (AAA or AA) assigned by S&P, (AAA or AA) assigned by Fitch, or (AAA or AA) assigned by Duff, or any other nationally recognized statistical rating organization ("NRSRO") as determined by the Securities and Exchange Commission;

o are guaranteed or insured by the U.S. Government as to the payment of principal and interest;

o are fully collateralized by an escrow of U.S. Government securities acceptable to the Adviser;

o have at the time of purchase a Moody's short-term municipal securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or higher, or Fitch's municipal commercial paper rating of F-2 or higher, or Duff's municipal commercial paper rating of Duff-2 or higher, or a rating within the two highest categories of any other NRSRO as determined by the Securities and Exchange Commission;

o are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody's, S&P, Fitch, Duff or any other NRSRO as determined by the Securities and Exchange Commission; or

o are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Adviser.

Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Among other types of instruments, the Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A more detailed discussion of Municipal Securities and the Moody's, S&P, Fitch and Duff ratings outlined above is contained in the Statement of Additional Information. As indicated under "Dividends and Taxes -- Muni Money Fund," the Fund may invest in "private activity" bonds.

The Muni Money Fund may purchase securities which provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related Municipal Security if the Fund's investment manager revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Fund's policy is to enter into Standby Commitments only with issuers, banks or dealers that are determined by the Fund's investment manager to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. For purposes of valuing the Fund's securities at amortized cost, the stated maturity of Municipal Securities subject to Standby Commitments is not changed.

The Muni Money Fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Fund an undivided interest in the Municipal Security in the proportion that the Fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate with remaining maturities of one year or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Fund's Adviser considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Fund. It is anticipated by the Fund's investment manager that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

In seeking to achieve its investment objective, the Muni Money Fund may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Fund's investment manager. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

From time to time, as a defensive measure or when acceptable short-term Municipal Securities are not available, the Muni Money Fund may invest in taxable "temporary investments" which include:

o    obligations of the U.S. Government, its agencies or instrumentalities;

o debt securities rated within the two highest grades by Moody's, S&P, Fitch, Duff or any other NRSRO as determined by the Securities and Exchange Commission;

o commercial paper rated in the two highest grades by any of these rating services;

o certificates of deposit of domestic banks with assets of $1 billion or more; and

o repurchase agreements of the obligations described above (Repurchase agreements are discussed below).

Interest income from temporary investments is taxable to shareholders as ordinary income. Although the Fund is permitted to invest in taxable securities, it is the Fund's primary intention to generate income dividends that are not subject to federal income taxes. See "Dividends and Taxes." For a description of the ratings, see "Appendix -- Ratings of Investments" in the Statement of Additional Information.

Additional Investment Information

In addition to the specific investment objective and policies listed above, each Fund limits its investments to securities that meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). See "Determining Share Price."

Each Fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Funds will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Funds, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary from $1.00 per share, since the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction. See "Determining Share Price."

The Funds will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

Each Fund may invest in instruments that have interest rates that adjust periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Each Fund determines the maturity of Variable Rate Securities in accordance with Securities and Exchange Commission rules which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

Each Fund may invest in repurchase agreements, which are instruments under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Fund's holding period. Maturity of the securities subject to repurchase may exceed 397 days. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A Fund will not purchase illiquid securities if, as a result thereof, more than 10% of such Fund's net assets valued at the time of the transaction would be invested in such securities. If a Fund holds a material percentage of its assets in illiquid securities, there may be a question concerning the ability of such Fund to make payment within seven days of the date its shares are tendered for redemption. Securities and Exchange Commission guidelines provide that the usual limit on aggregate holdings by a money market fund of illiquid assets is 10% of its net assets. Each Fund's investment manager monitors holdings of illiquid securities on an ongoing basis and will take such action as it deems appropriate to help maintain adequate liquidity.

As a matter of fundamental policy, the Government Money Fund and the Muni Money Fund may not borrow money, except as permitted under Federal law. The Money Fund, as a fundamental policy, may not borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. Any such borrowings by the Money Fund under this provision will not be collateralized. If for any reason the current value of the Money Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Money Fund will not borrow for leverage purposes.

Each Fund has adopted certain investment restrictions that are presented in the Statement of Additional Information and that, together with the investment objective of the Money Fund, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% of the shares of such Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund. The investment objective of the Government and the Muni Money Funds and the policies of each of the Funds that are not incorporated into any of the fundamental investment restrictions referred to above may be changed by the Board of Trustees without shareholder approval.

Master-Feeder

Each Fund may in the future seek to achieve its investment objective by pooling its assets with assets of other mutual funds for investment in another investment company having the same investment objective and substantially the same investment policies and restrictions as such Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and to reduce costs. It is expected that any such investment company will be managed by the Adviser in substantially the same manner as the corresponding Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment, although they will not be entitled to vote on the action. Such investment would be made only if the Trustees determine it to be in the best interests of the respective Fund and its shareholders.


Net Asset Value -- Determining Share Price


The price you pay when you buy shares in a Fund and the price you receive if you redeem is the net asset value computed after your order to buy or redeem is received in proper form (as described under "How To Make a Purchase"). The net asset value per share of each Fund is calculated by dividing the total value of the assets of the Fund, minus its liabilities, by the total number of its shares outstanding. Each Fund seeks to maintain a net asset value of $1.00 per share, although there can be no assurance that each Fund will be able to do so.

The net asset value per share of each Fund is determined on each day the New York Stock Exchange is open for trading, at 11:00 a.m., 1:00 p.m. and 3:00 p.m. Central time for the Money Fund and the Government Money Fund and at 11:00 a.m. and 3:00 p.m. Central time for the Muni Money Fund.

Each Fund values its portfolio instruments at amortized cost in accordance with Rule 2a-7 under the 1940 Act, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. Calculations are made to compare the value of the Fund's investments valued at amortized cost with market-based value. Market-based valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the Fund's net asset value per share calculated by reference to market-based values and the Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Funds purchase only securities with a maturity of 397 days or less and maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Funds limit their portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.

How to Make a Purchase

Whether you are opening an account or adding to it, you will find making shareholder transactions is easy. Shares of each Fund are sold at their net asset value with no sales charge. To open an account you should use the account application available from the Funds and choose one of the methods outlined in the table on the following page. Call 1-800-537-6001 if you have questions or need assistance.

Minimum Investment Amounts
------------------------------------------------------------------------------

Initial Investment                                            $    25,000

  For Individual Retirement Accounts                          $    10,000

Subsequent Purchase                                           $     1,000

  For Individual Retirement Accounts                          $     1,000

  Automatic Purchase Plan*                                    $       500

Minimum Balance Requirement**                                 $    10,000

-----------

* See "Special Features" for more information regarding Automatic Purchase Plan.

** There is a $1 per month small account fee for any account with a balance below $10,000 for 30 consecutive days.

Other Information

Purchases by check or other negotiable bank draft will be invested as of 3:00 p.m. Central time on the next business day after receipt and such shares will begin earning dividends the following calendar day. Purchases by check drawn on a foreign bank will normally be effective after the check clears. See "Purchase and Redemption of Shares" in the Statement of Additional Information.

Purchases by wire of Federal Funds (i.e., monies credited to a bank's account with its regional Federal Reserve Bank) will be effected at the next determined net asset value. Purchases will receive that day's dividend if effected at or prior to 1:00 p.m. Central time for the Money Fund and the Government Money Fund, and by 11:00 a.m. Central time for the Muni Money Fund, otherwise such shares will receive the dividend for the next calendar day if effected at 3:00 p.m. Central time.

The Trust reserves the right to withdraw all or any part of the offering made by this prospectus or to reject purchase orders. The Trust also reserves the right at any time to waive or increase the minimum investment requirements. All orders to purchase shares are subject to acceptance by the Trust and are not binding until confirmed or accepted in writing. Any purchase that would result in total account balances for a single shareholder in excess of $3 million or 5% of fund assets is subject to prior approval by the Trust. Share certificates are issued only on request to the Trust and may not be available for certain types of account registrations. Investments may also be made in the Funds through broker-dealers and others, who may charge a commission or other fee for their services. A $10 service fee will be charged when a check for the purchase of shares is returned because of insufficient or uncollected funds or a stop payment order.


If you elect to redeem shares of a Fund purchased by check or through EZ-Transfer or Automatic Purchase Plan, the Fund may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which could be up to 10 calendar days from receipt by the Fund of the purchase amount. See also "How to Make a Redemption."

                             How To Make A Purchase

                       Initial Investment               Subsequent Investment
                        ($25,000 or more)                 ($1,000 or more)
--------------------------------------------------------------------------------

By Mail         o   Complete the Account          o   Make your check payable to
                    Application and mail it with      ZYF and mail it to:
                    your check (payable to ZYF)
                    to:                                 Kemper Service Company
                                                        Transfer Agency Division
                      Kemper Service Company            P.O. Box 419154
                      Transfer Agency Division          Kansas City, MO 64141-6154
                      P.O. Box 419356
                      Kansas City, MO 64141-6356   o  To exchange by mail, send
                                                      your request to:

                                                        Zurich YieldWise Funds
                                                        P.O. Box 419557
                                                        Attention: Exchange Dept.
                                                        Kansas City, MO 64141-6557
------------------------------------------------------------------------------------

By Phone        o   Call 1-888-ZURICH-1           o   Call 1-888-ZURICH-1
                    (987-4241) to exchange from       (987-4241) to exchange from
                    a Zurich Money Funds or a         a Zurich Money Funds or a
                    Kemper Funds account.             Kemper Funds account.


                                       16

                       Initial Investment               Subsequent Investment
                        ($25,000 or more)                 ($1,000 or more)
--------------------------------------------------------------------------------

In Person       o   In downtown Chicago, you can  o   In downtown Chicago, you can
                    make a direct investment at       make a direct investment at
                    our Service Center at 222         our Service Center at 222
                    South Riverside Plaza. In         South Riverside Plaza. In
                    Kansas City, you can make a       Kansas City, you can make a
                    direct investment at 811          direct investment at 811
                    Main Street, 7th Floor.           Main Street, 7th Floor.
------------------------------------------------------------------------------------


By Wire         o   To open an account through    o   Instruct your bank to wire
Transfer            wire transfer of Federal          your investment, together
(Federal            Funds, call 1-800-537-6001.       with your name and account
Funds)                                                number, to:
                o   Provide your account
                    registration instruction to         Zurich YieldWise Funds
                    the service representative.         United Missouri Bank of
                    You will be provided with           Kansas City, N.A.
                    your new account number over        ABA #1010-0069-5
                    the phone.                          Zurich YieldWise Money
                                                        Fund:  98-7083-881-8,
                o   The Fund accepts wires at no
                    charge, although your bank          or
                    may charge you for this
                    service.                            Zurich YieldWise
                                                        Government Money Fund:
                o   Instruct your bank to wire your     98-7096-453-8,
                    investment, together with your      or
                    name and new account :              Zurich YieldWise Municipal
                    number to                           Money Fund: 98-7096-455-4
                      Zurich YieldWise Funds:       o   The Fund accepts wires at no
                      United Missouri Bank of           charge, although your bank
                      Kansas City, N.A.                 may charge you for this
                      ABA #1010-0069-5                  service.
                      Zurich YieldWise Money
                      Fund: 98-7083-881-8,

                      or


                      Zurich YieldWise
                      Government Money Fund:
                      98-7096-453-8,


                      or


                      Zurich YieldWise Municipal
                      Money Fund: 98-7096-455-4



                                       17


                       Initial Investment               Subsequent Investment
                        ($25,000 or more)                 ($1,000 or more)
--------------------------------------------------------------------------------

By Electronic   o   Unavailable for opening an    Please see "Special Features"
Funds Transfer      account.                      for more information on these
                                                  services.
(Automated
Clearing House                                    o   EZ-Transfer
funds)
                                                  o   Automatic Purchase Plan
                                                      ($500 minimum)

                                                  o   Payroll Direct Deposit

                                                  o   Government Direct Deposit

                                                  All transactions are via the
                                                  Automated Clearing House ("ACH")
                                                  System.

How to Make a Redemption

You can access all or part of your account by selling your shares. Your shares will be redeemed at the next determined net asset value after your request has been received in proper form. If processed at 3:00 p.m. Central time, you will receive that day's dividend on the shares you sold. If you redeem all your shares of a Fund, you will receive the net asset value of such shares and all declared but unpaid dividends on such shares. You may use any of the methods outlined in the table on the following page to sell your shares.

If your account balance is less than $100,000, the following fees apply to individual redemption transactions: $2 for each check you write plus a $10 service fee for each such check under the $1,000 minimum, $2 for each electronic funds transfer, $5 for each exchange, $5 for each telephone redemption and each redemption by mail, and $10 for each bank wire. There is a $5 fee for closing an account; however, there is a $10 fee for closing an account within one year of opening the account. For individual retirement accounts, there is a $5 fee for closing an account within one year of opening the account.

The individual transaction fees paid by shareholders of a Fund will accrue to the benefit of that Fund. The fees will be used to offset transfer agency and out-of-pocket expenses of the Fund, which should benefit all Fund shareholders by helping to reduce the Fund's expenses.

Signature Guarantee Requirements


If the proceeds of a redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodial account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise the special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" below, provided that the privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to Kemper Service Company (the "Shareholder Service Agent") with signatures guaranteed. All other redemption requests must include a signature guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request.

                            HOW TO MAKE A REDEMPTION

By Redemption Check         o   All Redemption Checks should be for a minimum of
($2 fee per check)              $1,000. Redemption Checks written in an amount
                                less than $1,000 will also be charged a $10
                                service fee.

                            o   Redemption Checks should not be used to close
                                your account since the account normally includes
                                accrued but unpaid dividends and the account
                                closeout fee must be deducted from your balance.
-----------------------------------------------------------------------------------

By Phone                    o   Telephone requests may be made by
($5 fee -- check by mail)       calling 1-888-ZURICH-1 (987-4241) Monday-Friday,
($2 fee -- electronic funds     7 a.m. to 6 p.m. CST and Saturday, 8 a.m. to 3 p.m. CST
transfer)                       or use the 24-hour Zurich InfoLine (888)
                                987-8678. You may receive the proceeds via:

                                o check by mail to the address to which your
                                  account is registered, or

                                o electronic funds transfer (minimum $1,000 and
                                  maximum $50,000) to a pre-authorized bank account. See "Special Features --
                                  EZ-Transfer."

                            o   You may exchange to Zurich Money Funds or Kemper
                                Funds. See "Moving to Another Fund."

                                       19

                      HOW TO MAKE A REDEMPTION (continued)

By Wire                     o   You must sign up for the wire transfer privilege
($10 fee)                       and file the appropriate forms with the
                                Shareholder Service Agent before making a wire
                                transfer. Minimum wire: $1,000

                            o   Telephone requests may be made by calling
                                1-888-ZURICH-1 (987-4241).

                            o   Proceeds will be sent only to the bank or trust
                                company you have designated on the Account
                                Application or on amended signature guaranteed
                                instructions.
-----------------------------------------------------------------------------------

By Mail                     o   Complete a written request that includes the
                                following information: each account owner's name,
($5 fee)                        your account number, the amount to be redeemed,
                                and the signature of each owner exactly as it
                                appears on the account, including any special
                                capacity of the registered owner. See "Signature
                                Guarantee Requirements" on previous page.

                            o   Mail the written request to Kemper Service
                                Company, Transfer Agency Division, P.O. Box
                                419557, Kansas City, Missouri 64141-6557.

Additional Information

o Redemption By Wire. Requests for wire transfer redemptions received by the Shareholder Service Agent prior to 11:00 a.m. Central time will result in shares being redeemed that day and normally a wire transfer will be sent to the designated account that day. Dividends for that day will not be earned. The Funds are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. You are responsible for any charges your firm or bank makes for sending or receiving wire transfers. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above.


o Redemption By Redemption Check. If you select the checkwriting method of redemption on your account application, you will normally receive drafts ("Redemption Checks") within 2 weeks of opening your account which you may use to draw on your Fund account, but not to close it. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in your account will be redeemed at the next determined net asset value to cover the amount of the Redemption Check. This will enable you to continue earning daily dividends until the Fund receives the Redemption Check. You may not use Redemption Checks if there is a Power of Attorney on the account.

You may write Redemption Checks payable to the order of any person in any amount not less than $1,000 but not more than $5 million. Unless one signer is authorized on the account application, Redemption Checks must be signed by all account holders. If the Shareholder Service Agent receives written notice by any owner revoking the authorization to sign individually, all account owners will be required to sign. Redemption Checks must be signed exactly as the account is registered. The Funds may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of your Fund account or in an amount less than $1,000; when a Redemption Check is presented that would require redemption within 10 days of shares that were purchased by check or through EZ-Transfer or Automatic Purchase Plan; or when you request "stop payment" of a Redemption Check by telephone or in writing. A "stop payment" request may be made by calling 1-888-ZURICH-1 (987-4241).

General

If shares of a Fund to be redeemed were purchased by check or through EZ-Transfer or Automatic Purchase Plan (see "Special Features--Electronic Funds Transfer Programs") the Fund may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which could be up to 10 days from receipt by the Fund of the purchase amount. Shareholders may not use wire transfer or Redemption Check features until the shares being redeemed have been owned for at least 10 days. There is no such delay when the shares being redeemed were originally purchased by wiring Federal Funds. The Funds reserve the right to terminate or modify the telephone, wire transfer or check redemption privileges at any time.

If shares being redeemed were acquired from an exchange of shares of a Kemper fund that were offered subject to a contingent deferred sales charge as described in the prospectus for that other fund, the redemption of such shares may be subject to a contingent deferred sales charge as explained in such prospectus.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions, ACH transactions and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. The Trust or its agents may be liable for losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges, unless the Trust or its agent reasonably believes, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, as long as the reasonable verification procedures are followed. The verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege or the wire redemption privilege, although you can still redeem by mail.

The Funds may assess a monthly fee of $1 on any account with a balance below $10,000 for 30 consecutive days.

Moving to Another Fund

You may exchange your shares of Zurich YieldWise Funds for shares of Zurich Money Funds or Class A shares of a Kemper Fund. Shares you acquire by dividend reinvestment may be exchanged into a Kemper Fund with no sales charge; although shares you purchase are subject to the applicable sales charge when exchanged.

The total value of shares being exchanged must at least equal the minimum investment requirement of the fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. If your account balance is less than $100,000, there will be a $5.00 fee for each exchange out of Zurich YieldWise Funds. In addition, dealers or other firms may charge for their services. To exchange shares, call us or contact your financial adviser to obtain prospectuses for Zurich Money Funds or the Kemper Fund in which you are interested. You may make an exchange by mail or by telephone.

By Telephone

Once you have completed the authorization section on the account application and we have it on file, the Shareholder Service Agent will honor requests by telephone at 1-888-ZURICH-1 (987-4241), subject to the limitations on liability described under "How To Make a Redemption--General." During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege.

By Mail

     Send your request to:
     Zurich YieldWise Funds
     P.O. Box 419557
     Attention: Exchange Department
     Kansas City, Missouri 64141-6557

Exchanges will be effected by redemption of shares of the fund held and purchase of shares of the other fund. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Except as otherwise permitted by applicable regulation, 60 days prior written notice of any termination or material change will be provided.

Automatic Exchange Plan


With an account balance of $10,000 or more, shareholders may authorize the automatic exchange of a specified amount ($1,000 minimum) of their shares of Zurich YieldWise Funds for shares of Zurich Money Funds or Class A shares of a Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Fund. Exchanges are subject to the terms and conditions described above except that there is no minimum investment requirement for the Zurich Money Funds or the Kemper Fund acquired on exchange. For accounts under $100,000, each automatic exchange out of a Zurich YieldWise Fund is subject to the $5.00 exchange fee.

Subject to the limitations described in this section, Class A Shares (or the equivalent) of the following Kemper Funds may be exchanged for each other at their relative net asset values: Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Diversified Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Adjustable Rate U.S. Government Fund, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper Short-Intermediate Government Fund, Kemper Value Series, Inc., Kemper Value+Growth Fund, Kemper Quantitative Equity Fund, Kemper Horizon Fund, Kemper Europe Fund, Kemper Asian Growth Fund, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Kemper U.S. Growth and Income Fund, Kemper-Dreman Financial Services Fund, Kemper Value Fund, Kemper Classic Growth Fund and Kemper Global Discovery Fund ("Kemper Funds") and certain "Money Market Funds" (Zurich Money Funds, Zurich YieldWise Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust). Shares of Money Market Funds and Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. In addition, shares of a Kemper Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Fund may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. Series of Kemper Target Equity Fund will be available on exchange only during the Offering Period for such series as described in the prospectus for such series. Cash Equivalent Fund, Tax-Exempt California

Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI with respect to such funds. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence.

Special Features

Electronic Funds Transfer Programs


For your convenience, the Funds have established several investment and redemption programs using electronic funds transfer via the ACH System which are described below. For accounts under $100,000, there is currently a $2.00 fee for each redemption using electronic funds transfer. Shareholders should contact the Shareholder Service Agent at 1-888-ZURICH-1 (987-4241) for more information.


o EZ-Transfer With just one easy phone call, EZ-Transfer allows you to quickly and conveniently transfer money (minimum $1,000 and maximum $50,000) from your bank, savings and loan or credit union account to purchase shares in a Fund. You can also redeem shares (minimum $1,000 and maximum $50,000) from your Fund account and transfer the proceeds to your bank, savings and loan or credit union checking account. When you choose to participate in the EZ-Transfer program, you designate the bank, savings and loan or credit union account which will be debited or credited under the program. After you have received a notice confirming that this service has been added to your Fund account, please allow a minimum of 20 days for bank notification and processing. By choosing to participate in this program, you authorize the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between your Fund account and your predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "How To Make a Redemption--General." The Shareholder Service Agent will then purchase or redeem sufficient full and fractional shares in your account to satisfy the request. Once you are enrolled in EZ-Transfer, you can initiate a transaction by simply calling Shareholder Services toll free at 1-888-ZURICH-1 (987-4241) Monday through Friday, 7:00 a.m. to 6:00 p.m. Central time and Saturday 8:00 a.m. to 3:00 p.m. Central time or by calling the Zurich InfoLine at 1-888-987-8678 24 hours a day. See "How To Make a Redemption--General" for information on our 10 day hold policy. Any account holder may terminate this privilege by sending written notice to Zurich YieldWise Funds, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EZ-Transfer cannot be used with passbook savings accounts. This program may not be used for tax-deferred plans such as Individual Retirement Accounts (IRAs).

o Automatic Purchase Plan You may establish an automatic investment program with your Fund account. With Automatic Purchase Plan, monthly investments

     (minimum $500 and maximum $50,000) are made automatically from your account at a bank, savings and loan, or credit union into your Fund account. By signing up for this privilege, you authorize the Trust and its agents to take money out of your predesignated bank, savings and loan or credit union account and invest that money in your Fund account. Any account owner may terminate this privilege simply by sending written notice to Zurich YieldWise Funds, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. This privilege may not be used with passbook savings accounts.

o Direct Check Deposit Service You may conveniently invest in the Funds through Payroll Direct Deposit or Government Direct Deposit. You can arrange to have all or a portion of your net pay or government check ($500 minimum) automatically invested in your Fund account each payment period. You may terminate your participation in these programs by giving written notice to your employer or the government agency, as appropriate. (A reasonable time to act is required.) The Funds are not responsible for the efficiency of your employer or the government agency making the payment or any financial institution transmitting payment.

To use these features, the participating financial institution must be affiliated with the ACH System. This ACH affiliation permits the Shareholder Service Agent to electronically transfer money between your bank account or employer's payroll bank in the case of Payroll Direct Deposit or the U.S. Government in the case of Government Direct Deposit, and your Fund account. Your financial institution's crediting policies for these transferred funds may vary. These features may be amended or terminated at any time by the Funds.

Other Special Features

Information about the following special features is contained in the Statement of Additional Information. Additional information may also be obtained by contacting the Shareholder Service Agent at 1-888-ZURICH-1 (987-4241).

     -- Automatic Withdrawal Plan
     -- Tax Sheltered Retirement Programs

Dividends and Taxes

Dividend Payment

To help keep your account growing, dividends from any Fund are automatically reinvested in additional shares of that Fund, unless you request payment by check on your account application or make such a request later. Dividends are declared daily and paid monthly.

Dividends are normally reinvested on the 25th of each month if a business day, otherwise on the prior business day. If you've chosen to receive dividends in cash, checks will be mailed monthly to you or any person you designate. You may request this option by contacting the Shareholder Service Agent (see "How To Make a Purchase").

Each Fund will reinvest dividend checks (and future dividends) in shares of that same Fund if checks are returned as undeliverable. Dividends and other distributions of a Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund unless you request that such policy not be applied to your account.

Taxable Funds

The Money Fund and the Government Money Fund each intend to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and if so qualified will not be subject to federal income taxes to the extent its earnings are distributed. Dividends derived from interest and short-term capital gains are taxable as ordinary income whether received in cash or reinvested in additional shares. Dividends from these Funds do not qualify for the dividends received deduction available to corporate shareholders.

Muni Money Fund

The Muni Money Fund intends to qualify under the Code as a regulated investment company and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. This Fund also intends to meet the requirements of the Code applicable to regulated investment companies distributing tax-exempt interest dividends and, accordingly, dividends representing net interest received on Municipal Securities will not be includable by shareholders in their gross income for federal income tax purposes, except to the extent such interest is subject to the alternative minimum tax as discussed below. Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. Government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. All taxpayers will be required to disclose on their federal income tax returns the amount of tax-exempt interest earned during the year, including exempt-interest dividends from the Muni Money Fund.

Net interest on certain "private activity bonds" issued on or after August 8, 1986 is treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends from the Muni Money Fund are to be treated as interest on private activity bonds in proportion to the interest income the Fund receives from private activity bonds, reduced by allowable deductions.

Exempt-interest dividends, except to the extent of interest from "private activity bonds," are not treated as a tax preference item. For a corporate shareholder, however, such dividends will be included in determining such corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's other alternative minimum taxable income with certain adjustments will be a tax preference item. Corporate shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences.

Individuals whose modified income exceeds a base amount will be subject to federal income tax on up to 85% of their Social Security benefits. Modified income includes adjusted gross income, tax-exempt interest, including exempt-interest dividends from the Muni Money Fund, and 50% of Social Security benefits.

The tax exemption of dividends from the Muni Money Fund for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and shareholders of the Fund are advised to consult their own tax adviser as to the status of their accounts under state and local tax laws.

The Funds

Dividends declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated as paid on December 31 of the calendar year in which declared for federal income tax purposes. Each Fund may adjust its schedule for dividend reinvestment for the month of December to assist it in complying with reporting and minimum distribution requirements contained in the Code.

Each Fund is required by law to withhold 31% of taxable dividends paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number) and in certain other circumstances. Trustees of qualified retirement plans and 403(b)(7) accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." The 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution that is transferred directly to another qualified retirement plan, 403(b)(7) account, or IRA. You should consult your tax adviser regarding the 20% withholding requirement.

You will receive a monthly statement giving complete details of dividend reinvestment and purchase and redemption transactions during the month. Tax information will be provided annually. You should retain copies of your monthly account statements or year-end statement for tax reporting purposes. However, those who have incomplete records may obtain historical account transaction information at a reasonable fee.

When more than one shareholder resides at the same address, certain reports and communications to be delivered to such shareholders may be combined in the same mailing package, and certain duplicate reports and communications may be eliminated. Similarly, account statements to be sent to such shareholders may be combined in the same mailing package or consolidated into a single statement. However, you may request that the foregoing policies not be applied to your account.

Investment Manager


Scudder Kemper Investments, Inc. ("the Adviser"), 345 Park Avenue, New York, New York, is the investment manager of the Funds and provides the Funds with continuous professional investment supervision. The Adviser is one of the largest investment managers in the country with more than $230 billion in assets under management and has been engaged in the management of investment funds for more than seventy years. The Adviser is an indirect subsidiary of Zurich Financial Services, Inc., a newly formed global insurance and financial services company. Zurich Financial Services, Inc. owns approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees. The Zurich family of companies manages over $403 billion in assets worldwide.

In connection with the formation of Zurich Financial Services, Inc., the Money Fund's existing investment management agreement with the Adviser was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with the Adviser, which is substantially identical to the current investment management agreement, except for the dates of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and will be submitted for shareholder approval at a special meeting currently scheduled to conclude in December 1998.


Responsibility for the overall management of the Funds rests with the Board of Trustees and officers of the Trust. Professional investment supervision is provided by the Adviser. The investment management agreement provides that the Adviser shall act as the Funds' investment adviser, manage its investments and provide it with various services and facilities.

Frank J. Rachwalski, Jr. is the lead portfolio manager of the Funds. He has served in this capacity since the Trust commenced operations in April 1997. Mr. Rachwalski joined the Adviser in January, 1973 and is currently a Managing Director of the Adviser and a Vice President of the Trust. He received a B.B.A. and an M.B.A. from Loyola University, Chicago, Illinois.


For the services and facilities furnished, each Fund pays a monthly investment management fee on a graduated basis of 1/12 of the annual rate of 0.50% of the first $215 million of average daily net assets of the Fund, 0.375% of the next $335 million, 0.30% of the next $250 million and 0.25% of average daily net assets thereafter.

The Adviser has agreed to temporarily reduce its management fee and reimburse or pay operating expenses of each Fund as follows: (i) with respect to the Money Fund, the Adviser has agreed to waive its management fee and absorb operating expenses to the extent necessary to maintain the Fund's total operating expenses at no more than 0.45% until January 1, 2000; (ii) with respect to the Government Money Fund, the Adviser has agreed to waive its management fee and absorb operating expenses to the extent necessary to maintain the Fund's total operating expenses at no more than 0.10% through at least June 1, 1999 and, thereafter, has agreed to waive its management fee and absorb operating expenses to the extent necessary to maintain the Fund's total operating expenses at no more than 0.34% until June 1, 2000; and (iii) with respect to the Muni Money Fund, the Adviser has agreed to waive its management fee and absorb 100% of the Fund's other operating expenses through at least June 1, 1999 and, thereafter, has agreed to waive its management fee and absorb operating expenses to the extent necessary to maintain the Fund's total operating expenses at no more than 0.34% until June 1, 2000. The total operating expenses of each Fund set forth under "Summary of Expenses" include the effect of these management fee and operating expense reductions. The Adviser reserves the right to terminate its fee reductions and expense absorptions at any time after these periods. For purposes of these fee waivers and expense limitations, "operating expenses" do not include taxes, interest, extraordinary expenses, brokerage commissions or transaction costs.


Fund Accounting Agent


Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share of each Fund and maintaining all accounting records related thereto. For more information concerning accounting fees, please see the Statement of Additional Information.

Year 2000 Readiness


Like other mutual funds and financial and business organizations worldwide, the Funds could be adversely affected if computer systems on which the Funds rely, which primarily include those used by the Adviser, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the Funds' business and operations. The Adviser has commenced a review of the Year 2000 Issue as it may affect the Funds and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the companies whose securities are held by the Funds or on global markets or economies generally.

Distributor

Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606-5808, an affiliate of the Adviser, is the principal underwriter of the Funds and acts as agent of the Funds in the sale of their shares.

Custodian, Transfer Agent and Shareholder Service Agent

Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Ave., Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Funds. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. IFTC is also the Funds' transfer and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105, an affiliate of the Adviser, serves as Shareholder Service Agent of the Funds.

Performance

The Funds may advertise several types of performance information, including "yield," "effective yield," "total return," and "average annual total return" and for the Muni Money Fund only, "tax equivalent yield." Please remember that performance information is based upon historical earnings and is not representative of future performance. The yield of a Fund refers to the net investment income generated by a hypothetical investment in the Fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect. Average annual total return and total return measure both net investment income and any realized or unrealized appreciation or depreciation of a Fund's investments, assuming reinvestment of all dividends. Average annual total return represents the average annual percentage change over the period and total return represents the aggregate percentage or dollar value change over the period. Tax equivalent yield is the yield that a taxable investment must generate in order to equal the Muni Money Fund's yield for an investor in a stated federal income tax bracket (normally assumed to be the maximum tax rate). Tax equivalent yield is based upon the portion of the Muni Money Fund's yield that is tax-exempt.

The performance of a Fund may be compared to that of other money market mutual funds or mutual fund indexes as reported by independent mutual fund reporting services such as Lipper Analytical Services, Inc. ("Lipper"). A Fund's performance, expenses and its relative size may be compared to other money market mutual funds as reported by IBC Financial Data, Inc.'s Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. Investors may want to compare a Fund's performance to that of various bank products as reported by BANK RATE MONITORTM, a financial reporting service that weekly publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts or various certificate of deposit indexes. The performance of a Fund also may be compared to that of U.S. Treasury bills and notes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. In addition, investors may want to compare a Fund's performance to the Consumer Price Index either directly or by calculating its "real rate of return," which adjusts its return for the effects of inflation.

Information may be quoted from publications such as The Wall Street Journal, Money Magazine, Forbes, Barron's, Fortune, The Chicago Tribune, and USA Today. The Funds may depict the historical performance of the securities in which a Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indexes of those investments or economic indicators. Each Fund may also describe its portfolio holdings and depict its size or relative size compared to other mutual funds, the number and make-up of its shareholder base and other descriptive factors concerning the Fund.

Each Fund's returns will fluctuate. Shares of the Funds are not insured. Additional information concerning a Fund's performance appears in the Statement of Additional Information.

Capital Structure


Each Fund is a diversified series of the Trust, an open-end management investment company, organized as a business trust under the laws of Massachusetts on June 12, 1995. Effective November 17, 1998, the name of the Trust was changed from Zurich YieldWise Money Fund to Zurich YieldWise Funds. The Trust may issue an unlimited number of shares of beneficial interest, all having no par value which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. The Trust's shares are not currently divided into classes. While only shares of the Money Fund, the Government Money Fund and the Muni Money Fund are presently being offered, the Board of Trustees may authorize the issuance of additional series if deemed desirable, each with its own investment objective, policies and restrictions. Since the Trust may offer multiple series, it is known as a "series company." Shares of a Fund have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Fund subject to any preferences, rights or privileges of any classes of shares within the Fund. Generally, each class of shares issued by a particular Fund would differ as to the allocation of certain expenses of the Fund, such as distribution and administrative expenses, permitting, among other things, different levels of services or methods of distribution among various classes. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Trust is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Trust, shareholders may remove trustees. Shareholders will vote by Fund and not in the aggregate or by class except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees or when the Board of Trustees determines that such a vote is appropriate.

Account Services Directory

To Open A New Account

The minimum to open an account is $25,000 (or $10,000 for an IRA). Call a Zurich Money Market Specialist at 1-800-537-6001 Monday through Friday between 8 a.m. and 6 p.m. Central time to:


o    learn the current yield*


o    get answers about fund features, benefits, services, and fees


o    request an application*


o    receive assistance completing an application

o    set up a wire transfer initial purchase.


*  also available on our Web site:  www.zurichfunds.com


Current Account Assistance

Call a Zurich Shareholder Services representative at 1-888-ZURICH-1 (987-4241) Monday through Friday between 7 a.m. and 6 p.m. Central time and on Saturday between 8 a.m. and 3 p.m. to:

o    establish new account services

o    inquire about current statement or tax forms

o    request duplicate statements or tax forms

o    change the frequency or amount of automated transactions

o    initiate a redemption or exchange

o    follow-up on correspondence

o    learn how to use the Zurich InfoLine automated phone system.

24-Hour Account Information

Call Zurich InfoLine at 1-888-987-8678 to make automated account inquiries and transactions 24 hours a day from a touch-tone phone, including:

o    account balance

o    current yield

o    transaction confirmation

o    last dividend paid

o    checkbook and investment slip reorders

o    duplicate statement request

o    pre-authorized transfers to and from a bank account

o    fund redemption requests.

To Start An Automatic Purchase Plan

Call 1-888-ZURICH-1 (987-4241) for the proper forms to add $500 or more to your account automatically with direct deposit:

o    all or part of your paycheck

o    all or part of your government check

o    an amount you specify directly from your designated bank account.

To Make A Wire Transfer Purchase

Each method requires a minimum investment of $1,000:

o Wire with Federal Funds (same day credit and dividend if received before 1 p.m. Central time for the Money Fund and the Government Money Fund and before 11:00 a.m. Central time for the Muni Money Fund)

o EZ-Transfer with ACH Funds (same day credit if received before 3 p.m. Central time)


Send to: United Missouri Bank (ABA # 1010-0069-5), 10th and Grand, Kansas City, MO for credit to Zurich YieldWise Money Fund (Fund bank account #98-7083-881-8), Zurich YieldWise Government Money Fund (Fund bank account #98-7096-453-8), or Zurich YieldWise Municipal Money Fund (Fund bank account #98-7096-455-4), and further credit to your account number.


To Make A Wire Transfer Redemption

Each method requires a minimum investment of $1,000 and a call to Shareholder Services at 1-888-ZURICH-1 (987-4241):

o Federal Funds (same day if requested before 11 a.m. Central time; $10 fee per transfer)

o EZ-Transfer with ACH Funds (generally within two business days; $2 fee per transfer).

The financial institution receiving your transfer may also charge a fee.


For additional information on account transactions, see tables beginning on pages 16 and 19.

                                                                  [ ZURICH LOGO]

                                                       Kemper Distributors, Inc.
                                                       222 South Riverside Plaza
                                                         Chicago, IL  60606-5808
                                                             www.zurichfunds.com

                                                      Telephone:  1-800-537-6001

                       STATEMENT OF ADDITIONAL INFORMATION
                                November 30, 1998


                             ZURICH YIELDWISE FUNDS
             222 South Riverside Plaza, Chicago, Illinois 60606-5808
                            (888) ZURICH-1 (987-4241)


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of Zurich YieldWise Funds (the "Trust") dated November 30, 1998. The prospectus may be obtained without charge by calling or writing the Zurich YieldWise Funds.


                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS......................................................1
MASTER/FEEDER STRUCTURE......................................................3
MUNICIPAL SECURITIES.........................................................3
INVESTMENT MANAGER...........................................................4
PORTFOLIO TRANSACTIONS.......................................................6
PURCHASE AND REDEMPTION OF SHARES............................................7
DIVIDENDS AND NET ASSET VALUE................................................8
PERFORMANCE..................................................................9
OFFICERS AND TRUSTEES.......................................................12
SPECIAL FEATURES............................................................14
SHAREHOLDER RIGHTS..........................................................14
APPENDIX --RATINGS OF INVESTMENTS...........................................16


The financial statements appearing in the Trust's Annual Report to Shareholders are incorporated herein by reference. The Trust's Annual Report accompanies this Statement of Additional Information.

INVESTMENT RESTRICTIONS

The Zurich YieldWise Money Fund (the "Money Fund"), Zurich YieldWise Government Money Fund (the "Government Money Fund") and Zurich YieldWise Municipal Money Fund (the "Muni Money Fund") have adopted certain investment restrictions which, together with the investment objective of the Money Fund, cannot be changed without approval by holders of a majority of such Fund's outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

The Money Fund may not:

(1) Purchase more than 10% of any class of voting securities of any issuer except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(2) Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

(3) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any money market instruments (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings in excess of 5% of the Fund's total assets are outstanding.

(4) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

(5) Invest in commodities or commodity futures contracts or in real estate (or real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(6) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

(7) Issue senior securities except as permitted under the Investment Company Act of 1940.

(8) Concentrate 25% or more of the Fund's total assets in any one industry; provided, however, that the Fund reserves freedom of action to (a) invest up to 100% of its assets in obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities, and
         (b) invest 25% or more of its assets in bank certificates of deposit, time deposits or banker's acceptances of United States banks and their domestic branches, in accordance with its investment objective and policies except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

Each of the Government Money Fund and the Muni Money Fund may not:

(1) Borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4) Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5) Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

(6)      Purchase  physical   commodities  or  contracts  relating  to  physical
         commodities.

(7) Make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Government Money Fund and the Muni Money Fund have no current intention of making loans as permitted in investment restriction (7) noted above.


If a Fund adheres to a percentage restriction at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Funds have adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. Each Fund may not:

(i)      Invest more than 10% of its net assets in illiquid securities.

(ii)     Write, purchase or sell puts, calls or combinations thereof.

(iii) Invest for the purpose of exercising control or management of another issuer.

MASTER/FEEDER STRUCTURE

The Board of Trustees has the discretion to retain the current distribution arrangement for the Funds while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Municipal Securities

Municipal Securities that the Muni Money Fund may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities generally are classified as "general obligation" or "revenue." General obligation notes are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue notes are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Securities are in most cases revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds.

Examples of Municipal Securities that mature in or have remaining maturities of 397 days or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Muni Money Fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

INVESTMENT MANAGER


Investment Manager. Scudder Kemper Investments, Inc. (the "Adviser") 345 Park Avenue, New York, New York, is the Funds' investment manager. The Adviser is approximately 70% owned by Zurich Financial Services, Inc., a newly formed global insurance and financial services company. The balance of the Adviser is owned by the Adviser's officers and employees. Pursuant to an investment management agreement for each Fund, the Adviser acts as each Fund's investment manager, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. The Trust pays the expenses of its operations, including the fees and expenses of independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, costs of calculating net asset value and maintaining all accounting records related thereto, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under federal and state securities laws and membership dues in the Investment Company Institute or any similar organization. Trust expenses generally are allocated between the Funds on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Fund are charged to that Fund.

Each investment management agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Each investment management agreement continues in effect from year to year for each Fund so long as its continuation is approved at least annually by (a) a majority vote of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Trust, cast in person at a meeting called for such purpose, and (b) by the shareholders of each Fund or the Board of Trustees. Each agreement may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding shares, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement.


On December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc. ("ZKI"), a former subsidiary of Zurich and the former investment manager to the Zurich YieldWise Money Fund and Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owns approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in the Adviser) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services, Inc. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.

Upon consummation of this transaction, the Money Fund's existing investment management agreement with the Adviser was deemed to have been assigned and, therefore, terminated. The Board has approved a new investment management agreement with the Adviser, which is substantially identical to the current investment management agreement, except for the date of execution and termination. This agreement became effective upon the termination of the then current investment management agreement and will be submitted for shareholder approval at special meeting currently scheduled to conclude in December 1998.

For the services and facilities furnished, each Fund pays a monthly investment management fee on a graduated basis of 1/12 of the annual rate of 0.50% of the first $215 million of average daily net assets of the Fund, 0.375% of the next $335 million, 0.30% of the next $250 million and 0.25% of the average daily net assets thereafter. As a result of the fee waiver described in the prospectus (see "Investment Manager"), for fiscal year 1998 and for the period April 17, 1997 (commencement of operations) to July 31, 1997, the Money Fund paid an investment management fee of $332,000 and $0, respectively.

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share of the Funds and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Money Fund; however, subject to Board approval, some time in the future, SFAC may seek payment for its services to the Money Fund under this agreement. The Government Money Fund and the Muni Money Fund pay SFAC an annual fee equal to 0.0200% of the first $150 million of average daily net assets, 0.0060% of such assets in excess of $150 million and 0.0035% of such assets in excess of $1 billion, plus holding and transaction charges for this service.

Principal Underwriter. Kemper Distributors, Inc. ("KDI"), an affiliate of the Adviser, is the principal underwriter for shares of the Funds and acts as agent of the Funds in the sale of their shares. The Funds pay the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreement, except that termination other than upon assignment requires six months notice.

Certain officers or trustees of the Trust are also directors or officers of the Adviser and KDI as indicated under "Officers and Trustees."


Custodian, Transfer Agent and Shareholder Service Agent. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Ave., Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of the Funds. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. IFTC is also the Funds' transfer and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of the Adviser, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives, as transfer agent, and pays to KSvC, annual account fees of a maximum of $8 per account plus account set-up, transaction, maintenance and out-of-pocket expense reimbursement. Effective January 1, 1999, this schedule will be amended to include a $10 annual account fee, a $5 new account set up fee, an annual asset based fee of 0.06% of average daily net assets and out-of-pocket expense reimbursement. For the fiscal year ended July 31, 1998, IFTC remitted shareholder service fees in the amount of $117,000 to KSvC as Shareholder Service Agent for the Money Fund.


Independent Auditors and Reports To Shareholders. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Funds.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Fund in relation to movements in the general level of interest rates, to invest money obtained from the sale of Fund shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Fund shares. This may increase or decrease the yield of a Fund depending upon the Adviser's ability to correctly time and execute such transactions. Since a Fund's assets are invested in securities with short maturities, its portfolio will turn over several times a year. Securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, so each Fund's portfolio turnover rate for reporting purposes should generally be zero.

The primary objective of the Adviser in placing orders for the purchase and sale of securities for a Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with broker/dealers who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities: the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is authorized when placing portfolio transactions for a Fund to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction solely on account of the receipt of research, market or statistical information. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

In selecting among firms believed to meet the criteria for handling a particular transaction, the Adviser may give consideration to those firms that have sold or are selling shares of a Fund managed by the Adviser.

To the maximum extent feasible, it is expected that the Adviser will place orders for portfolio transactions through Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of the Adviser. SIS will place orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Fund for this service.

Although certain research, market and statistical information from broker/dealers may be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Fund and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser by broker/dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.

The Board members for a Fund review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.


There are normally no brokerage commissions paid by the Funds for such purchases and none were paid by the Trust for the Money Fund since it commenced operations on April 17, 1997.


PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund are sold at their net asset value next determined after an order and payment are received in the form described in the Funds' prospectus. There is no sales charge. The minimum initial investment in any Fund is $25,000 ($10,000 for IRAs) and the minimum subsequent investment is $1,000 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. An investor wishing to open an account should use the account application form available from the Funds and choose one of the methods of purchase described in the Funds' prospectus. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a

Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent, of a request for redemption in proper form, shares will be redeemed by a Fund at the applicable net asset value as described in the Funds' prospectus. A shareholder may elect to use either the regular or expedited redemption procedures.

The Funds may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Funds' shareholders.

Although it is the Trust's present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Trust will pay the redemption price in whole or in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition could incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Trust is obligated to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder of record.

DIVIDENDS AND NET ASSET VALUE

Dividends. Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares of the same Fund unless they elect to receive cash. Dividends will be reinvested monthly at the net asset value normally on the 25th of each month if a business day, otherwise on the prior business day. The Funds will pay shareholders who redeem their entire accounts all unpaid dividends at the time of redemption not later than the next dividend payment date.

Each Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Fund consists of (a) accrued interest income plus or minus amortized discount or premium (excluding market discount for the Muni Money Fund), (b) plus or minus all short-term realized gains and losses on portfolio assets and (c) minus accrued expenses allocated to the Fund. Expenses of the Funds are accrued each day. While each Fund's investments are valued at amortized cost, there will be no unrealized gains or losses on portfolio securities. However, should the net asset value of a Fund deviate significantly from market value, the Board of Trustees could decide to value the portfolio securities at market value and then unrealized gains and losses would be included in net investment income above.

Net Asset Value. As described in the prospectus, each Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Calculations are made to compare the value of a Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund's $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Trust might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividends for the period during which they held shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase, above $1.00 (computed using amortized cost), the Board of Trustees of the Trust might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

Taxes. Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund portfolio which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Muni Money Fund may not be an appropriate investment for persons who are `substantial users' of facilities financed by industrial development bonds held by the Muni Money Fund or are `related persons' to such users; such persons should consult their tax advisers before investing in the Muni Money Fund.

The "Superfund Act of 1986" (the "Superfund Act") imposes a separate tax on corporations at a rate of 0.12 percent of the excess of such corporation's
"modified alternative minimum taxable income" over $2 million. A portion of tax-exempt interest, including exempt-interest dividends from the Muni Money Fund, may be includable in modified alternative minimum taxable income. Corporate shareholders are advised to consult their tax advisers with respect to the consequences of the Superfund Act.

PERFORMANCE

As reflected in the prospectus, the historical performance calculation for a Fund may be shown in the form of "yield," "effective yield," "total return," "average annual total return" and, for the Muni Money Fund only, "tax equivalent yield." These various measures of performance are described below. The Adviser has agreed to temporarily reduce its management fees and absorb other operating expenses of the Funds to the extent specified in the prospectus. See "Investment Manager." These fee reductions and expense absorptions will improve the performance results of the Funds.

Each Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Under that method, the current yield quotation is based on a seven-day period and is computed for each Fund as follows. The first calculation is net investment income per share, which is accrued interest on portfolio securities, plus or minus amortized discount or premium (excluding market discount for the Muni Money Fund), less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

Each Fund's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1)^365/7 - 1.

Average annual total return ("AATR") is found for a specific period by first taking a hypothetical $1,000 investment ("initial investment") on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all dividends have been reinvested at net asset value on the reinvestment dates.

Total return is not calculated according to a standard formula, except when calculated for the "Financial Highlights" table in the financial statements. Total return is calculated similarly to AATR but is not annualized. It may be shown as a percentage or the increased dollar value of the hypothetical investment over the period.

All performance information shown below is for periods ended July 31, 1998.

                                                            AATR Since                     Total Return
                      Yield    Effective Yield   AATR       Inception     Total Return    Since Inception
      Fund*          7 days        7 days        1 yr.  (April 17, 1997)      1 yr.       (April 17, 1997)
      -----          ------        ------        -----  ----------------      -----       ----------------


Money Fund**          5.44%         5.59%        5.83%         5.86%          5.83%           7.62%



* The Government Money Fund and the Muni Money Fund commenced operations on or about November 30, 1998.

** Without the effect of the fee waiver and expense absorption, these yields would have been 5.26% and 5.41%, respectively and the Total Return and AATR would have been less.


The tax equivalent yield of the Muni Money Fund is computed by dividing that portion of the Fund's yield (computed as described above) which is tax-exempt by (one minus the stated federal income tax rate) and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt. For additional information concerning tax-exempt yields, see "Tax-Exempt versus Taxable Yield" below.

Each Fund's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in a Fund will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in a Fund is held, but also on such matters as Fund expenses.

As indicated in the prospectus (see "Performance"), the performance of the Funds may be compared to that of other mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"). Lipper performance calculations include the reinvestment of all capital gain and income dividends for the periods covered by the calculations. A Fund's performance also may be compared to other money market funds reported by IBC Financial Data, Inc.'s Money Fund Report(R) or Money Market Insight(R), reporting services on money market funds. As reported by IBC, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.


As indicated in the prospectus, a Fund's performance also may be compared to various bank products, including the average rate of bank and thrift institution money market deposit accounts, interest bearing checking accounts and certificates of deposit as reported in the BANK RATE MONITOR National Index(TM) of 100 leading bank and thrift institutions as published by the BANK RATE MONITOR(TM), N. Palm Beach, Florida 33408. The rates published by the BANK RATE MONITOR National Index(TM) are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 large banks and thrifts in the top ten Consolidated Standard Metropolitan Statistical Areas.

With respect to money market deposit accounts and interest bearing checking accounts, account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Generally, the rates offered for these products take market conditions and competitive product yields into consideration when set. Bank products represent a taxable alternative income producing product. Bank and thrift institution deposit accounts may be insured. Shareholder accounts in the Fund are not insured. Bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank passbook savings accounts normally offer a fixed rate of interest while the yield of the Funds fluctuates. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Funds are redeemable at the net asset value (normally, $1.00 per share) next determined after a request is received.


Investors may also want to compare a Fund's performance to that of U.S. Treasury bills or notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of U.S. Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S.
Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. Each Fund's yield will fluctuate. Also, while each Fund seeks to maintain a net asset value per share of $1.00, there is no assurance that it will be able to do so.

Tax-Free versus Taxable Yield. You may want to determine which investment--tax-free or taxable--will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-free investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-free yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Muni Money Fund may generate. Both tables are based upon current law as to the 1998 federal tax rate schedules.

Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Under $124,500

                                                   Your
                                                 Marginal                 A Tax-Exempt Yield of:
               Taxable Income                  Federal Tax      2%      3%      4%      5%      6%      7%
        Single                  Joint              Rate            Is Equivalent to a Taxable Yield of:
-------------------------------------------------------------------------------------------------------------
    $25,350-$61,400       $42,350-$102,300          28.0%      2.78    4.17    5.56    6.94    8.33    9.72
-------------------------------------------------------------------------------------------------------------
     Over $61,400           Over $102,300          31.0        2.90    4.35    5.80    7.25    8.70   10.14
-------------------------------------------------------------------------------------------------------------


Taxable Equivalent Yield Table for Persons Whose Adjusted Gross Income is Over $124,500*

                                                   Your
                                                 Marginal                 A Tax-Exempt Yield of:
               Taxable Income                  Federal Tax      2%      3%      4%      5%      6%      7%
        Single                  Joint              Rate            Is Equivalent to a Taxable Yield of:
-------------------------------------------------------------------------------------------------------------
   $61,400-$128,100       $102,300-$155,950       31.9%       2.94    4.41    5.87    7.34    8.81    10.28
-------------------------------------------------------------------------------------------------------------
   $128,100-$278,450      $155,950-$278,450       37.1        3.18    4.77    6.36    7.95    9.54    11.13
-------------------------------------------------------------------------------------------------------------
     Over $278,450          Over $278,450         40.8        3.38    5.07    6.76    8.45    10.14   11.82
-------------------------------------------------------------------------------------------------------------


* This table assumes a decrease of $3.00 of itemized deductions for each $100 of adjusted gross income over $124,500. For a married couple with adjusted gross income between $186,800 and $309,300 (single between $124,500 and $247,000), add 0.7% to the above Marginal Federal Tax Rate for each personal and dependency exemption. The taxable equivalent yield is the tax-exempt yield divided by:

         100% minus the adjusted tax rate. For example, if the table tax rate is 37.1% and you are married with no dependents, the adjusted tax rate is 38.5% (37.1% + 0.7% + 0.7%). For a tax-exempt yield of 6%, the taxable equivalent yield is about 9.8% (6% / (100% - 38.5%)).

OFFICERS AND TRUSTEES

The officers and trustees of the Trust, their birthdates, their principal occupations and their affiliations, if any, with the Adviser and KDI, the principal underwriter, or their affiliates, are as follows:

DAVID W. BELIN (6/20/28), Trustee, 2000 Financial Center, 7th and Walnut, Des Moines, Iowa; Member, Belin Lamson McCormick Zumbach Flynn, P.C. (attorneys).

LEWIS A. BURNHAM (1/8/33), Trustee, 16410 Avila Boulevard, Tampa, Florida; Retired; formerly, Partner, Business Resources Group; formerly, Executive Vice President, Anchor Glass Container Corporation.

DONALD L.  DUNAWAY  (3/8/37),  Trustee,  7515  Pelican  Bay  Boulevard,  Naples,
Florida; Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee, 800 North Lindbergh Boulevard, St. Louis, Missouri; Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products); formerly, Vice President, Head of International Operations FMC Corporation (manufacturer of machinery and chemicals).

DONALD R. JONES (1/17/30), Trustee, 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

SHIRLEY D. PETERSON (9/3/41), Trustee, 401 Rosemont Avenue, Frederick, Maryland; President, Hood College; formerly, partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice; Director, Bethlehem Steel Corp.

DANIEL PIERCE (3/18/34), Chairman and Trustee*, Two International Place, Boston, Massachusetts; Managing Director, Adviser; Director, Fiduciary Trust Company and Fiduciary Company Incorporated.

WILLIAM P. SOMMERS (7/22/33), Trustee, 333 Ravenswood Avenue, Menlo Park, California; President and Chief Executive Officer, SRI International (research and development); formerly, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton, Inc. (management consulting firm) (retired); Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.

EDMOND D. VILLANI (3/4/47), Trustee*, 345 Park Avenue, New York, New York; President, Chief Executive Officer and Managing Director, Adviser.

MARK S. CASADY  (9/21/60),  President*,  345 Park  Avenue,  New York,  New York;
Managing  Director,  Adviser;  formerly,   Institutional  Sales  Manager  of  an
unaffiliated mutual fund distributor.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, Adviser.

THOMAS W. LITTAUER (4/26/55), Vice President*, Two International Place, Boston, Massachusetts; Managing Director, Adviser; formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

ANN M. McCREARY (11/6/56), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

ROBERT C. PECK, JR. (10/1/46), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser; formerly, Executive Vice President and Chief Investment Officer with an unaffiliated investment management firm from 1988 to June 1997.

KATHRYN L. QUIRK (12/3/52), Vice President*, 345 Park Avenue, New York, New York; Managing Director, Adviser.

FRANK J. RACHWALSKI, JR. (3/26/45), Vice President*, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Adviser.

LINDA J. WONDRACK (9/12/64), Vice President*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.

JOHN  R.  HEBBLE  (6/27/58),   Treasurer*,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Adviser.


BRENDA LYONS (2/21/63), Assistant Treasurer*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser.


CAROLINE PEARSON (4/1/62), Assistant Secretary*, Two International Place, Boston, Massachusetts; Senior Vice President, Adviser; formerly, Associate, Dechert Price & Rhoads (law firm) 1989 to 1997.

MAUREEN  E. KANE  (2/14/62),  Assistant  Secretary*,  Two  International  Place,
Boston, Massachusetts; Vice President, Adviser; formerly, Assistant Vice President of an unaffiliated investment management firm; prior thereto, Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

ELIZABETH C. WERTH (10/1/47), Assistant Secretary*, 222 South Riverside Plaza, Chicago, Illinois; Vice President, Adviser and KDI.

* Interested persons of the Funds as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Funds. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the Trust's 1998 fiscal year except that the information in the last column is for calendar year 1997.



                                                      Aggregate Compensation         Total Compensation
                                                            From Trust           Adviser-Managed Funds Paid
                  Name of Trustee                                                      to Trustees**
-------------------------------------------------------------------------------------------------------------
David W. Belin*..................................            $   500                   $168,100
Lewis A. Burnham.................................                800                    117,800
Donald L. Dunaway................................              1,000                    162,700
Robert B. Hoffman................................                800                    109,400
Donald R. Jones..................................                900                    114,200
Shirley D. Peterson..............................                600                    114,000
William P. Sommers...............................                600                    109,400

* Includes deferred fees and interest thereon pursuant to deferred compensation agreements with the Trust. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds--Zurich Money Market Fund. Total deferred fees and interest accrued for the latest and all prior fiscal years for the Trust is $500 for Mr. Belin.

** Includes compensation for service during 1997 on the Boards of 26 Kemper Funds with 43 fund portfolios. Each trustee currently serves as a trustee of 26 Kemper Funds and 50 fund portfolios. Total compensation does not reflect amounts paid by Scudder Kemper to the trustees for meetings regarding the combination of Scudder and ZKI. Such amounts total $21,900, $25,400, $21,900, $17,300, $20,800, $24,200 and $21,900 for Messrs. Belin,
     Burnham, Dunaway, Hoffman, and Jones, Ms. Peterson and Mr. Sommers.

As of October 31, 1998, the trustees and officers as a group owned less than 1% of the then outstanding shares of each Fund and no person owned of record more than 5% of the outstanding shares of any Fund.


SPECIAL FEATURES

Automatic Withdrawal Plan. If you own $10,000 or more of a Fund's shares you may provide for the payment from your account of any requested dollar amount to be paid to you or your designated payee monthly, quarterly, semi-annually or annually. Dividend distributions will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. Additionally, there is a $1/month small account fee for account balances under $10,000. The program may be amended on thirty days notice by the Fund and may be terminated at any time by the shareholder or the Funds. The minimum automatic withdrawal amount is $1,000 and the shareholder will be charged a $5.00 fee for each withdrawal.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and can establish your account in any of the following types of retirement plans:

o Traditional, Roth and Education Individual Retirement Accounts (IRAs) with IFTC as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

o 403(b) Custodial Accounts also with IFTC as custodian. This type of plan is available to employees of most non-profit organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans, as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with IFTC as custodian describe the current fees payable to IFTC for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

SHAREHOLDER RIGHTS

The Trust generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees, if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Trust or a Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Trust, or any registration of the Trust with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Trust will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Trust could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Trust and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust or any Fund or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Trust. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust and the Trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Adviser remote and not material since it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

APPENDIX -- RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2;  Prime-1,  Prime-2,  Duff-1,  Duff-2;  And F-1, F-2  Commercial  Paper
Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The ratings F-1 and F-2 are the highest commercial paper ratings assigned by Fitch Investors Services, Inc. Issues assigned a rating of F-1 are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned an F-1 rating.

MIG-1 and MIG-2 Municipal Notes

Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S CORPORATION BOND RATINGS

AAA. This is the highest rating assigned by Standard & Poor's Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

DUFF & PHELP'S INC. BOND RATINGS

AAA. Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA. High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

AAA. Highest credit quality. This rating denotes the lowest degree of credit risk.

AA. Very high credit quality. This rating denotes a very low expectation of credit risk.

                                 [ZURICH LOGO]


                         '98 Zurich YieldWise Money Fund





         Annual Report to Shareholders for the Year Ended July 31, 1998

TABLE OF CONTENTS

SUBJECT                              PAGE


1
Fund Objective
2
Performance Summary
3
Variables Affecting Performance
4
Performance Update
7
Terms To Know
8
Portfolio Composition
9
Portfolio Of Investments
16
Report Of Independent Auditors
18
Financial Statements
22
Financial Highlights

FUND OBJECTIVE

Zurich Yieldwise money fund is an open-end, diversified, management investment company which seeks maximum current income to the extent consistent with stability of principal by investing in high-quality, short-term money market instruments. the fund is designed for investors who are willing to make high minimum investments and to pay for certain individual transactions in order to pursue higher yields through lower costs.

An investment in money market funds is neither insured nor guaranteed by the U.S. Government and there can be no assurance that a fund will be able to maintain a stable $1.00 share value.

PERFORMANCE SUMMARY

YIELD COMPARISON                 FUND YIELD VS. FIRST TIER MONEY MARKET FUNDS
Zurich YieldWise Money
Fund* is compared to                 [WEEKLY 7-DAY AVERAGE YIELD GRAPH]
its IBC Financial Data
category -- The First                                        First Tier Money
Tier Money Market Fund                      Fund Yield         Market Funds
Average which consists
of all non-                      8/5/97       5.77%               4.95%
institutional taxable            9/5/97       5.68%               4.95%
money market funds              10/3/97       5.73%               4.95%
investing in only               11/7/97       5.71%               4.95%
first tier (highest             12/5/97       5.79%               5.00%
rating) securities               1/2/98       5.98%               5.07%
tracked by IBC                   2/6/98       5.77%               4.99%
Financial Data.                  3/6/98       5.68%               4.96%
Returns are historical           4/3/98       5.59%               4.93%
and do not guarantee             5/1/98       5.61%               4.90%
future results. Fund             6/5/98       5.52%               4.92%
yields fluctuate.                7/3/98       5.54%               4.94%
                                7/28/98       5.46%               4.92%
7-day yield is the
annualized net
investment income per
share for the period
shown. Gains or losses
are not included.

LIPPER RANKING
Lipper Analytical                            LIPPER RANKING
Services, Inc.                   ------------------------------------------
rankings are based                 Top Fund     #1 of 302 funds    1 Year
upon changes in net
asset value with all
dividends reinvested
for the year ended
7/31/98. Rankings are
historical and do not
guarantee future
performance. The
Lipper category used
for comparison is the
Lipper Money Market
Instrument Fund
category.

* Performance reflects a partial fee waiver and expense absorption during the year which improved results. Otherwise, the 7-day average yield would have been 5.28% on 7/28/98.

VARIABLES AFFECTING
PERFORMANCE

The investment manager invests in high-quality, short-term securities that are consistent with the fund's specific objective.

Our primary goal is to provide competitive yields while maintaining preservation of principal and a high degree of liquidity. The specific securities portfolio managers select have a major impact on reaching our goal. However, they must continuously analyze other variables which affect share price stability and fund performance. Traditionally, there are three important variables which are factored into the decision-making process:

MONETARY POLICY

Monetary Policy is managed by the Federal Reserve Board (the "Fed") and has a direct impact on short-term interest rates. If the Fed determines that inflation is climbing, it will enact a policy to decrease or "tighten" the money supply. With less money available, money lenders can command higher interest rates on the money market securities they sell. On the other hand, if the Fed determines the economy is heading toward a recession, it will increase or "ease" the money supply. With more money for borrowers to access, the interest rates for money market securities decline.

INTEREST RATES

Interest Rates will affect money fund yields because as investments mature, the cash received will be reinvested at current money market rates which could be either higher or lower. Reinvesting at higher interest rates generally means higher yields for money funds and reinvesting at lower rates generally means lower yields.

AVERAGE LENGTH OF MATURITY

Average Length of Maturity affects the timing of reinvesting cash from maturing investments. If interest rates are expected to rise, decreasing the portfolio's average length of maturity would enable the Fund to purchase higher-yielding money market securities sooner. Conversely, if rates were expected to decrease, the Fund would invest in money market securities with a longer length of maturity in order to maintain higher yields longer.

(ALSO SEE "TERMS TO KNOW" SECTION)

PERFORMANCE UPDATE

AN INTERVIEW WITH PORTFOLIO MANAGER FRANK RACHWALSKI

[RACHWALSKI PHOTO]

Although the U.S. economy sustained its healthy growth trend throughout the entire report period (8/1/97 to 7/31/98), the economic crisis in Asia extinguished many signs of inflation. The Federal Reserve Board held their position on interest rates as they maintained their "wait and see" policy. Lead portfolio manager Frank Rachwalski discusses the market and Zurich YieldWise Money Fund's performance during that time.

FRANK RACHWALSKI IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND LEAD PORTFOLIO MANAGER OF ZURICH YIELDWISE MONEY FUND. MR. RACHWALSKI HOLDS A B.B.A. AND AN M.B.A. DEGREE FROM LOYOLA UNIVERSITY.

Q       FRANK, IN LOOKING BACK OVER THE LAST 12 MONTHS, WE SAW STEADY ECONOMIC
GROWTH WITH MINIMAL INFLATION. WHAT FACTORS HELPED MAINTAIN THIS HEALTHY FINANCIAL CLIMATE?

A       Employment levels remained high throughout this period giving more people money to spend. While this fueled the U.S. economy, the economic problems in Asia that surfaced in October 1997 continued well into 1998, with the Japanese Yen falling relative to the U.S. Dollar. Consequently, low-priced exports from Asia minimized demand for American-made products causing increased inventories. Production slowed as manufacturers sold product from existing inventories and this, in turn, slowed the economy just enough to keep inflation in check.

        The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions.

Q       HOW DID THE FEDERAL RESERVE (THE FED) REACT TO THIS CONTINUED RUN OF
ECONOMIC GROWTH?

A       Well, ordinarily the Board of Governors (of the Federal Reserve) would have increased the Fed Funds rate. But, with the Asian problems and low inflation they were content to maintain their prevailing policy. In fact, we haven't seen them raise rates in over a year.

Q       WITH ALL THESE FACTORS COMING INTO PLAY, WHAT WAS YOUR STRATEGY FOR
MANAGING THE FUND?

A       With no change in monetary policy, we saw a continued flattening in the yield curve, which meant long-term interest rates fell relative to short-term interest rates. Since we had no yield incentive to invest in securities with longer maturities, we kept our average maturity at approximately 30 days.

Q       A 30-DAY AVERAGE MATURITY IS SHORTER THAN THE INDUSTRY AVERAGE WHICH IS
APPROXIMATELY 51 DAYS FOR GENERAL PURPOSE MONEY MARKET FUNDS. WHY DID YOU STAY IN THAT RANGE AND HOW DID THIS STRATEGY AFFECT PERFORMANCE?

A       When there's not a big difference in yields among the investments we're considering for the portfolio, the challenge is trying to maximize returns. With a very short average maturity, we had the flexibility to react and take advantage of whatever fluctuations in short-term interest rates occurred during that time. This strategy worked well for us because we were able to invest in the best issues possible, as they became available.

                                                                       Continued

 Q       WHERE DO YOU THINK THE ECONOMY IS GOING FROM HERE AND HOW WILL THAT
INFLUENCE YOUR INVESTMENT MANAGEMENT CHOICES?

A       I think the inventory correction we saw during the second quarter of
1998 is ending and production schedules will begin increasing. So, although we saw a bit of a slow-down during this last quarter, I expect the second half of 1998 to be back on a stronger growth trend. Another concern is that the core CPI (Consumer Price Index), which includes consumer products except food and energy, increased over 2% during the last 6 months. This means we've started to see price increases. If this trend continues, the Fed would certainly have some concern about inflation taking hold and most likely would raise interest rates. Based on this trend we will continue to keep the average maturity of securities held by the Fund short in order to respond quickly to changing rates. We want to provide the best yield possible for our shareholders, and to maintain the flexibility to be in a position to take advantage of opportunities.

TERMS TO KNOW

7-DAY AVERAGE
YIELD Every money market fund calculates its yield according to a standardized method prescribed by the Securities and Exchange Commission. Each day's yield is an average taken over a 7-day period. This average helps to minimize the effect of daily fluctuation in fund income.

YIELD CURVE             Yields tend to vary directly with a security's length of
                        time to maturity. When the relationship between yield and maturity is plotted on a graph it is called the YIELD CURVE. If yields for long-term investments drop relative to yields on short-term investments, the YIELD
                        CURVE will "flatten" since there will be less of a difference in yield between shorter-term and longer-term investments. When this happens, it also means longer-term securities are relatively less attractive.
                        When long-term yields increase, relative to short-term yields, and the curve steepens, longer-term securities become relatively more desirable.

*The yield curve
 shown is                          [SAMPLE YIELD CURVE* GRAPH]
 hypothetical and
 does not                                 1 Mo.     5.00
 represent the                            3 Mo.     5.50
 past or future                           6 Mo.     5.85
 performance of                           1 Yr.     6.05
 any security                             5 Mo.     6.17
 held by Zurich                          10 Mo.     6.23
 YieldWise                               30 Mo.     6.25
 Money Fund.

CONSUMER
PRICE INDEX
(CPI) The CPI is a measure of inflation based on the cost of a typical "market basket" of goods and services that reflect the current lifestyle of the typical American consumer. The Bureau of Labor Statistics compiles the CPI every month in order to track changes in the total cost from month to month and year to year.

PORTFOLIO COMPOSITION

- ----------------------------------------------------------------------------
                ZURICH YIELDWISE MONEY FUND                  ON 7/31/98*
- ----------------------------------------------------------------------------
[PIE CHART]
                              Commercial paper                      84%
                              ----------------------------------------------
                              Domestic CD's                         11
                              ----------------------------------------------
                              Foreign CD's                           4
                              ----------------------------------------------
                              U.S. Government agency notes           1
                              ----------------------------------------------
                                                                   100%
                              ----------------------------------------------
                               WEIGHTED AVERAGE MATURITY+
                              ----------------------------------------------
                              Zurich YieldWise Money Fund       24 days
                              ----------------------------------------------
                              First Tier Money Fund Average     64 days

* Portfolio composition and holdings are subject to change.

+ The fund is compared to its IBC Financial Data category: The First Tier Money Market Fund Average which consists of all non-institutional taxable money market funds investing in only first tier (highest rating) securities and tracked by IBC Financial Data.
Weighted average maturity data is as of 7/28/98.

ZURICH YIELDWISE MONEY FUND
PORTFOLIO OF INVESTMENTS

July 31, 1998 (value in thousands)


- -----------------------------------------------------------------------------
   CORPORATE OBLIGATIONS
- -----------------------------------------------------------------------------
   BANKING -- 10.3%         RATE             MATURITY                VALUE
- -----------------------------------------------------------------------------
   Banco Real, S.A.         5.60%            10/16/98              $    9,883
(a)Deutsche Bank
   Financial, Inc.          5.55%            8/6/98                    14,988
   Merita N.A., Inc.        5.58%            9/21/98                   29,765
   Societe Generale         5.61%            10/27/98                  39,465
(a)Wells Fargo & Co.        5.54%            9/16/98                   15,999
- -----------------------------------------------------------------------------
                                                                      110,100
- -----------------------------------------------------------------------------
   BUSINESS LOANS -- 18.1%
- -----------------------------------------------------------------------------
   Banner Receivables Corp.  5.74% - 5.78%    9/2/98 - 10/19/98        20,856
   Broadway Capital Corp.    5.80%            8/26/98                   6,972
   Corporate Receivables
   Corp.                     5.60%            8/18/98                  29,922
   FCAR Owner Trust I        5.55%            8/4/98                    9,995
   Gotham Capital Corp.      5.77% - 5.79%    10/13/98 - 10/26/98      14,806
   Madison Funding Corp.     5.57% - 5.70%    8/10/98 - 8/24/98        39,901
   Monte Rosa Capital Corp.  5.65%            8/20/98                   4,985
   Old Line Funding Corp.    5.57% - 5.70%    8/4/98 - 8/20/98         11,977
   Preferred Receivables
   Funding Corp.             5.64%            9/2/98                    4,975
   Quincy Capital Corp.      5.58%            9/21/98                  14,882
   Receivables Capital
   Corp.                     5.56%            8/21/98                   4,985
   Wood Street Funding
   Corp.                     5.59% - 5.60%    8/11/98 - 10/14/98       29,882
- -----------------------------------------------------------------------------
                                                                      194,138
- -----------------------------------------------------------------------------

(value in thousands)

- ---------------------------------------------------------------------------
   CAPITAL AND EQUIPMENT
   LENDING -- 13.6%        RATE           MATURITY                  VALUE
- ---------------------------------------------------------------------------
   Ace Overseas Corp.     5.62% - 5.66%    9/28/98              $   21,804
(a)American Honda
   Finance Corp.          5.64%            8/14/98 - 8/26/98        14,499
(a)Caterpillar Financial
   Services Corp.         5.63%            8/17/98                  10,000
   Centric Capital Corp.  5.58%            8/3/98                   19,994
(a)Chrysler Financial
   Corp.                  5.66%            8/19/98                  25,010
(a)Ford Motor Credit Co.  5.71%            8/3/98                    5,000
(a)IBM Credit Corp.       5.56%            8/28/98                  10,000
(a)John Deere Capital
   Corp.                  5.56%            8/10/98                   9,997
   Sanwa Business Credit
   Corp.                  5.78% - 5.89%    8/14/98 - 9/14/98        10,952
(a)Sigma Finance, Inc.    5.63%            8/3/98                   18,000
- ---------------------------------------------------------------------------
                                                                   145,256
- ---------------------------------------------------------------------------
   CAPTIVE BUSINESS LENDING -- 5.1%
- ---------------------------------------------------------------------------
   CSW Credit, Inc.       5.58%            8/7/98                   14,986
(a)FINOVA Capital Corp.   5.74%            9/11/98                  15,000
   Golden Manager's
   Acceptance Corp.       5.57% - 5.58%    8/10/98 - 8/14/98        19,963
(a)Prudential Funding
   Corp.                  5.65%            8/10/98                   5,000
- ---------------------------------------------------------------------------
                                                                    54,949
- ---------------------------------------------------------------------------

- -----------------------------------------------------------------------------
      CONSUMER
      LENDING -- 6.7%         RATE             MATURITY                VALUE
- -----------------------------------------------------------------------------
      Countrywide Home Loans 5.59% -5.60%     8/20/98 - 8/24/98    $   24,918
(a)(b)GMAC Mortgage
      Corporation of
      Pennsylvania           5.82%            8/3/98                   11,996
   (a)Household Finance
      Corp.                  5.56%            8/31/98                  14,993
      J.C. Penney Funding
      Corp.                  5.58% - 5.62%    8/3/98 - 8/4/98          14,994
      Transamerica Finance
      Corp.                  5.58%            9/10/98                   4,969
- -----------------------------------------------------------------------------
                                                                       71,870
- -----------------------------------------------------------------------------
      CONSUMER PRODUCTS
      AND SERVICES -- .9%
- -----------------------------------------------------------------------------
      Coca-Cola Enterprises,
      Inc.                   5.61%            8/3/98                    9,997
- -----------------------------------------------------------------------------
      DIVERSIFIED FINANCE -- 15.2%
- -----------------------------------------------------------------------------
      Alpine Securitization
      Corp.                  5.56%            8/3/98 - 8/4/98          29,990
      Barton Capital Corp.   5.59%            9/8/98                    9,942
   (a)CIT Group Holdings,
      Inc.                   5.58%            8/3/98                    9,998
      CXC, Inc.              5.56%            8/20/98                   4,985
      Commercial Credit Co.  5.55%            8/20/98                   9,971
      Eksportfinans ASA      5.57%            8/10/98                   9,986
      Heller Financial, Inc. 5.84%            8/27/98                  24,896
      Thunder Bay Funding,
      Inc.                   5.57% - 5.59%    8/12/98 - 8/31/98        24,943
      Twin Towers, Inc.      5.61% - 5.64%    9/4/98 - 10/21/98        24,796
      Variable Funding Capital
      Corp.                  5.57%            9/1/98                   12,938
- -----------------------------------------------------------------------------
                                                                      162,445
- -----------------------------------------------------------------------------

(value in thousands)

- ---------------------------------------------------------------------------
    FINANCIAL
    SERVICES -- 7.3%       RATE             MATURITY                  VALUE
- ---------------------------------------------------------------------------
 (a)Bear Stearns Cos.,
    Inc.                   5.63% - 5.64%    8/6/98 - 8/18/98     $    8,000
 (a)CS First Boston, Inc.  5.61%            8/3/98                    9,999
 (a)Goldman, Sachs Group,
    L.P.                   5.60%            8/7/98                    8,000
 (a)Lehman Brothers
    Holdings, Inc.         5.71%            8/20/98                  10,000
    Merrill Lynch & Co.,
    Inc.
                        (a)5.61% -
                           5.62%            8/4/98 - 8/14/98         19,500
                           5.60%            10/15/98                  9,885
 (a)Morgan Stanley, Dean
    Witter & Co.           5.76%            9/10/98                   3,001
    Salomon Smith Barney
    Holdings, Inc.         5.58%            8/11/98                   9,985
- ---------------------------------------------------------------------------
                                                                     78,370
    HEALTH CARE -- .9%
- ---------------------------------------------------------------------------
    Baxter International,
    Inc.                   5.58%            9/1/98                    9,952
- ---------------------------------------------------------------------------
    MANUFACTURING/INDUSTRIAL -- 1.8%
- ---------------------------------------------------------------------------
    Monsanto Co.           5.60% - 5.61%    10/14/98 - 10/27/98      19,753
- ---------------------------------------------------------------------------
    MUNICIPAL OBLIGATION -- 1.4%
- ---------------------------------------------------------------------------
    California, Pollution
    Control Revenue        5.62%            9/11/98                  15,000
- ---------------------------------------------------------------------------
    UTILITIES -- 2.3%
- ---------------------------------------------------------------------------
    Frontier Corp.         5.59% - 5.61%    8/13/98 - 8/26/98        24,933
- ---------------------------------------------------------------------------
    TOTAL CORPORATE OBLIGATIONS -- 83.6%
    (AVERAGE MATURITY: 29 DAYS)                                     896,763
- ---------------------------------------------------------------------------


BANK OBLIGATIONS
CERTIFICATES OF DEPOSIT AND BANK NOTES --

- ---------------------------------------------------------------------------
    U.S. BANKS -- 11.1%    RATE             MATURITY                  VALUE
- ---------------------------------------------------------------------------
 (a)Amex Centurian Bank    5.62%            8/5/98               $    5,000
 (a)AmSouth Bank of
    Alabama                5.54%            8/24/98                   5,999
 (a)Bank One               5.60%            8/4/98                    7,999
 (a)Bankers Trust Co.      5.58%            8/3/98                   14,993
 (a)Comerica Bank          5.55%            9/22/98                   5,000
 (a)FCC National Bank      5.55%            8/3/98                   14,991
 (a)First USA Bank         5.99%            9/16/98 - 9/28/98        10,014
 (a)Key Bank, N.A.         5.57%            8/3/98                    6,999
 (a)Mellon Bank Corp.      5.60%            8/7/98                    8,000
 (a)J.P. Morgan & Co.,
    Inc.                   5.55%            8/7/98                    9,994
    Nationsbank, N.A.      5.58%            11/2/98                  10,000
 (a)Old Kent Bank          5.59%            10/13/98                  9,999
 (a)PNC Bank, N.A.         5.57%            8/3/98                    9,996
- ---------------------------------------------------------------------------
                                                                    118,984
- ---------------------------------------------------------------------------

    CERTIFICATES OF DEPOSIT --
    FOREIGN BANKS -- 4.2%
- ---------------------------------------------------------------------------
 (a)Banque Nationale de
    Paris                  5.62%            8/3/98                   15,000
 (a)National Bank of
    Canada                 5.60%            8/5/98                    9,999
 (a)Svenska Handelsbanken  5.54%            8/3/98                   19,989
- ---------------------------------------------------------------------------
                                                                     44,988
- ---------------------------------------------------------------------------
    TOTAL BANK OBLIGATIONS -- 15.3%
    (AVERAGE MATURITY: 18 DAYS)                                     163,972
- ---------------------------------------------------------------------------

(value in thousands)


- ---------------------------------------------------------------------------
   U.S. GOVERNMENT
   AGENCY NOTES -- 1.2%
                           RATE             MATURITY                  VALUE
- ---------------------------------------------------------------------------
(a)Federal National
   Mortgage Association      5.22%            8/4/98            $   12,284
   (AVERAGE MATURITY: 4
   DAYS)
- ---------------------------------------------------------------------------
   TOTAL INVESTMENTS -- 100.1%
   (AVERAGE MATURITY: 27 DAYS)                                   1,073,019
- ---------------------------------------------------------------------------
   LIABILITIES, LESS CASH AND OTHER ASSETS -- (.1)%                 (1,291)
- ---------------------------------------------------------------------------
   NET ASSETS -- 100%                                           $1,071,728
- ---------------------------------------------------------------------------


SEE ACCOMPANYING NOTES TO PORTFOLIO OF INVESTMENTS.

NOTES TO
PORTFOLIO OF INVESTMENTS

Interest rates represent annualized yield to date of maturity, except for variable rate securities described in Note (a). For each security, cost (for financial reporting and federal income tax purposes) and carrying value are the same. Likewise, carrying value approximates principal amount.

(a) Variable rate securities. The rates shown are the current rates at July 31, 1998. The dates shown represent the demand date or the next interest rate change date.

(b) Illiquid securities. At July 31, 1998, the value of illiquid securities was $11,996,000 which represented 1.1% of net assets.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
ZURICH YIELDWISE MONEY FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Zurich YieldWise Money Fund as of July 31, 1998, and the related statement of operations for the year then ended and statement of changes in net assets and the financial highlights for the year then ended and for the period from April 17, 1997 (commencement of operations) to July 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zurich YieldWise Money Fund at July 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP
Chicago, Illinois
September 17, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 1998
(IN THOUSANDS)

- ----------------------------------------------------------------------
 ASSETS
- ----------------------------------------------------------------------
 Investments, at amortized cost                             $1,073,019
- ----------------------------------------------------------------------
 Cash                                                              106
- ----------------------------------------------------------------------
 Receivable for:
   Fund shares sold                                              2,084
- ----------------------------------------------------------------------
   Interest                                                      2,630
- ----------------------------------------------------------------------
     TOTAL ASSETS                                            1,077,839
- ----------------------------------------------------------------------

- ----------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
- ----------------------------------------------------------------------
Payable for:
   Dividends                                                     1,116
- ----------------------------------------------------------------------
   Management fee                                                  332
- ----------------------------------------------------------------------
   Fund shares redeemed                                          4,478
- ----------------------------------------------------------------------
   Other                                                           185
- ----------------------------------------------------------------------

- ----------------------------------------------------------------------
 TOTAL LIABILITIES                                               6,111
- ----------------------------------------------------------------------
 NET ASSETS APPLICABLE TO SHARES
 OUTSTANDING                                                $1,071,728
- ----------------------------------------------------------------------

- ----------------------------------------------------------------------
 THE PRICING OF SHARES
- ----------------------------------------------------------------------

 Shares outstanding                                          1,071,728
- ----------------------------------------------------------------------
 Net asset value and redemption price per
 share                                                           $1.00
- ----------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED JULY 31, 1998
(IN THOUSANDS)

- -------------------------------------------------------------------------
NET INVESTMENT INCOME
- -------------------------------------------------------------------------
 Interest income                                             $48,129
- -------------------------------------------------------------------------
 Expenses:
   Management fee                                              3,252
- -------------------------------------------------------------------------
   Custodian and transfer agent fees and related expenses        235
- -------------------------------------------------------------------------
   Reports to shareholders                                        54
- -------------------------------------------------------------------------
   Registration costs                                            185
- -------------------------------------------------------------------------
   Professional fees                                              17
- -------------------------------------------------------------------------
   Trustees' fees and other                                        8
- -------------------------------------------------------------------------
      Total expenses before expense waiver and absorption      3,751
- -------------------------------------------------------------------------
 Less expenses waived and absorbed by the investment
   manager                                                    (3,133)
 ------------------------------------------------------------------------
      Total expenses absorbed by the Fund                        618
 ------------------------------------------------------------------------
 NET INVESTMENT INCOME                                       $47,511
 ------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

- ------------------------------------------------------------------------
                                                               APRIL 17,
                                                      YEAR       1997(A)
                                                      ENDED        TO
                                                     JULY 31,    JULY 31,
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY      1998       1997
 -----------------------------------------------------------------------
 Net investment income                             $   47,511      1,395
 -----------------------------------------------------------------------
 Dividends to shareholders from net investment
 income                                               (47,511)    (1,395)
 -----------------------------------------------------------------------
 Capital share transactions
 (dollar amounts and number of shares are the
 same):
      Shares sold                                   2,705,314    267,580
 -----------------------------------------------------------------------
      Shares issued in reinvestment of
      dividends                                        43,882      1,184
 -----------------------------------------------------------------------
                                                    2,749,196    268,764
 -----------------------------------------------------------------------
        Shares redeemed                            (1,922,532)   (23,800)
 -----------------------------------------------------------------------
 NET INCREASE FROM CAPITAL SHARE TRANSACTIONS
 AND TOTAL INCREASE IN NET ASSETS                     826,664    244,964
- ------------------------------------------------------------------------
 NET ASSETS
- ------------------------------------------------------------------------
 Beginning of period                                  245,064        100
- ------------------------------------------------------------------------
 END OF PERIOD                                     $1,071,728    245,064
- ------------------------------------------------------------------------

(a) Commencement of operations

NOTES TO FINANCIAL STATEMENTS

1. DESCRIPTION OF THE
   FUND Zurich YieldWise Money Fund (the Fund) is an open-end, diversified, management investment company organized as a business trust under the laws of Massachusetts. The Fund invests in short-term high-quality obligations of major banks and corporations.

2. SIGNIFICANT
   ACCOUNTING POLICIES       INVESTMENT VALUATION. Investments are stated at
                             amortized cost, which approximates market value. In the event that a deviation of 1/2 of 1% or more exists between the Fund's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action should be initiated.

                             INVESTMENT TRANSACTIONS AND INTEREST INCOME.
                             Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments.

                             FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS. Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the New York Stock Exchange is open for trading, the Fund determines its net asset value per share (NAV) by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding. The NAV is determined at 11:00 a.m., 1:00 p.m. and 3:00 p.m. Central time. The Fund declares a daily dividend, equal to its net investment income for that day, payable monthly. Net investment income consists of all interest income plus (minus) all realized gains (losses) on portfolio securities, minus all expenses of the Fund.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

3. TRANSACTIONS WITH
   AFFILIATES                MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .50% of the first $215 million of average daily net assets declining to .25% of average daily net assets in excess of $800 million. During the year ended July 31, 1998, the Fund incurred a management fee of $332,000 after an expense waiver by Scudder
                             Kemper.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $117,000 for the year ended July 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended July 31, 1998, the Fund made no payments to its officers and incurred trustees' fees of $2,000 to independent trustees.

                             EXPENSE ABSORPTION. Scudder Kemper agreed to temporarily waive its management fee and reimburse or pay 100% of the Fund's other operating expenses through March 1, 1998. In addition, Scudder Kemper has agreed to gradually reinstate its management fee and other operating expenses up to a maximum of .45% until January 1, 1999. For the year ended July 31, 1998, Scudder Kemper absorbed expenses of $3,133,000.

FINANCIAL HIGHLIGHTS

- --------------------------------------------------------------------


                                                         APRIL 17 (A)
                                             YEAR ENDED      TO
                                              JULY 31,     JULY 31,
PER SHARE OPERATING PERFORMANCE                 1998         1997
- --------------------------------------------------------------------
Net asset value, beginning of period               $1.00        1.00
- --------------------------------------------------------------------
Net investment income                                .06         .02
- --------------------------------------------------------------------
Less dividends declared                              .06         .02
- --------------------------------------------------------------------
Net asset value, end of period                     $1.00        1.00
- --------------------------------------------------------------------
TOTAL RETURN                                        5.81%       1.69
- --------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
- --------------------------------------------------------------------
Expenses after expense waiver                        .07%         --
- --------------------------------------------------------------------
Net investment income                               5.63%       5.66
- --------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
- --------------------------------------------------------------------
Expenses                                             .44%        .60
- --------------------------------------------------------------------
Net investment income                               5.26%       5.06
- --------------------------------------------------------------------

- --------------------------------------------------------------------
SUPPLEMENTAL DATA
- --------------------------------------------------------------------

Net assets at end of period (IN THOUSANDS)    $1,071,728     245,064

(a) Commencement of operations

Note: Scudder Kemper agreed to temporarily waive its management fee and absorb all operating expenses of the Fund through March 31, 1998. In addition, Scudder Kemper has agreed to gradually reinstate its management fee and other operating expenses up to a maximum of .45% until January 1, 1999. The Other Ratios to Average Net Assets are computed without these expense waivers.

TAX INFORMATION

  All of the dividends are taxable as ordinary income. These dividends, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department Regulations.

  Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Zurich account please call 1-888-987-4241.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

TRUSTEES AND OFFICERS

TRUSTEES                                 OFFICERS

DANIEL PIERCE                            MARK S. CASADY
Chairman and Trustee                     President

DAVID W. BELIN                           PHILIP J. COLLORA
Trustee                                  Vice President and
                                         Secretary
LEWIS A. BURNHAM
Trustee                                  JERARD K. HARTMAN
                                         Vice President
DONALD L. DUNAWAY
Trustee                                  THOMAS W. LITTAUER
                                         Vice President
ROBERT B. HOFFMAN
Trustee                                  ANN M. MCCREARY
                                         Vice President
DONALD R. JONES
Trustee                                  ROBERT C. PECK, JR.
                                         Vice President
SHIRLEY D. PETERSON
Director                                 KATHRYN L. QUIRK
                                         Vice President
WILLIAM P. SOMMERS
Trustee                                  FRANK J. RACHWALSKI, JR.
                                         Vice President
EDMOND D. VILLANI
Trustee                                  LINDA J. WONDRACK
                                         Vice President

                                         JOHN R. HEBBLE
                                         Treasurer

                                         MAUREEN E. KANE
                                         Assistant Secretary

                                         CAROLINE PEARSON
                                         Assistant Secretary

                                         ELIZABETH C. WERTH
                                         Assistant Secretary

                                         BRENDA LYONS
                                         Assistant Treasurer

- ------------------------------------------------------------------------------
LEGAL COUNSEL                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                              222 North LaSalle Street
                              Chicago, IL 60601

- ------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT     KEMPER SERVICE COMPANY
                              P.O. Box 419066
                              Kansas City, MO 64141-6066

- ------------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT  INVESTORS FIDUCIARY TRUST COMPANY
                              801 Pennsylvania
                              Kansas City, MO 64105

- ------------------------------------------------------------------------------
INDEPENDENT AUDITORS          ERNST & YOUNG LLP
                              233 South Wacker Drive
                              Chicago, IL 60606

[RECYCLE LOGO]
Printed on recycled paper.

This report must be preceded
or accompanied by a Zurich YieldWise Money
Fund prospectus.

ZYMF-2 (9/98)    1055270                                [ZURICH LOGO]
Printed in the U.S.A.

                             ZURICH YIELDWISE FUNDS
                                     PART C.
                                OTHER INFORMATION

Item  24.  Financial Statements and Exhibits

         (a)      Financial Statements

                  (i) Financial Statements included in Part A of the Registration Statement: Financial Highlights, Zurich YieldWise Money Fund.

                  (ii) Financial Statements included in Part B of the Registration Statement: The Annual Report for Zurich YieldWise Money Fund, for the fiscal year ended July 31, 1998, are incorporated herein by reference to the fund's Statement of Additional Information and were filed on October 6, 1998 pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.

         (b)  Exhibits

         99.B1(a)   Agreement and Declaration of Trust.(1)
         99.B1(b)   Written Instrument Amending the Agreement and Declaration
                    of Trust.(1)
         99.B1(c)   Written Instrument Amending the Agreement and Declaration of
                    Trust.(1)
         99.B1(d)   Written Instrument Amending the Agreement and Declaration of
                    Trust. Submitted herewith.
         99.B2      By-Laws.(2)
         99.B3      Inapplicable.
         99.B4(a)   Text of Share Certificate.(2)
         99.B4(b)   Written Instrument Establishing a Designation of New Series.
                    Submitted herewith.
         99.B5(a)   Investment Management Agreement dated December 31, 1997 for
                    Zurich YieldWise Money Fund. Submitted herewith.
         99.B5(b)   Investment Management Agreement dated September 7, 1998 for
                    Zurich YieldWise Money Fund. Submitted herewith.
         99.B5(c)   Investment Management Agreement dated November 30, 1998 for
                    Zurich YieldWise Government Money Fund. Submitted herewith.
         99.B5(d)   Investment Management Agreement dated November 30, 1998 for
                    Zurich YieldWise Municipal Money Fund. Submitted herewith.
         99.B6(a)   Underwriting Agreement dated December 31, 1997. Submitted
                    herewith.
         99.B6(b)   Underwriting Agreement dated September 7, 1998. Submitted
                    herewith.
         99.B7      Inapplicable.
         99.B8      Custody Agreement.(2)
         99.B9(a)   Agency Agreement.(2)
         99.B9(b)   Fund Accounting Agreement dated December 31, 1997 for Zurich
                    YieldWise Money Fund. Submitted herewith.
         99.B9(c)   Fund Accounting Agreement dated November 30, 1998 for Zurich
                    YieldWise Funds, on behalf of Zurich YieldWise Government
                    Money Fund. Submitted herewith.
         99.B9(d)   Fund Accounting Agreement dated November 30, 1998 for Zurich
                    YieldWise Funds, on behalf of Zurich YieldWise Municipal
                    Money Fund. Submitted herewith.
         99.B10     Inapplicable.
         99.B11     Report and Consent of Independent Auditors. Submitted
                    herewith.
         99.B12     Inapplicable.
         99.B13     Inapplicable.
         99.B14     Inapplicable.
         99.B15     Inapplicable.
         99.B16     Inapplicable.
         99.B18     Inapplicable.
         99.B24     Inapplicable.
         27         Financial Data Schedule.  Submitted herewith.

                                Part C - Page 1

         (1) Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on February 5, 1997.

         (2) Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on March 28, 1997.


Item 25.  Persons  Controlled  by or Under  Common  Control with Registrant

         Not applicable.

Item  26.  Number of Holders of Securities

         As of November 20, 1998 there were 8,362 holders of record of shares of the Registrant.

Item  27.  Indemnification

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 1 hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 28.  Business or Other Connections of Investment Adviser

         Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 28.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Stephen R. Beckwith        Treasurer and Chief Financial Officer, Scudder Kemper Investments, Inc.**
                           Vice President and Treasurer, Scudder Fund Accounting Corporation*

                                Part C - Page 2

                           Director, Scudder Stevens & Clark Corporation**
                           Director and Chairman, Scudder Defined Contribution Services, Inc.**
                           Director and President, Scudder Capital Asset Corporation**
                           Director and President, Scudder Capital Stock Corporation**
                           Director and President, Scudder Capital Planning Corporation**
                           Director and President, SS&C Investment Corporation**
                           Director and President, SIS Investment Corporation**
                           Director and President, SRV Investment Corporation**

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark (Luxembourg) S.A.#

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member Group Executive Board, Zurich Financial Services, Inc. ##
                           Chairman, Zurich-American Insurance Company o

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO, Member Group Executive Board, Zurich Financial Services, Inc. ##
                           CEO/Branch Offices, Zurich Life Insurance Company ##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Kathryn L. Quirk           Chief Legal Officer, Chief Compliance Officer and Secretary, Scudder Kemper
                                 Investments, Inc.**
                           Director, Senior Vice President & Assistant Clerk, Scudder Investor Services, Inc.*
                           Director, Vice President & Secretary, Scudder Fund Accounting Corporation*
                           Director, Vice President & Secretary, Scudder Realty Holdings Corporation*
                           Director & Assistant Clerk, Scudder Service Corporation*
                           Director, SFA, Inc.*
                           Vice President, Director & Assistant Secretary, Scudder Precious Metals, Inc.***
                           Director, Scudder, Stevens & Clark Japan, Inc.***
                           Director, Vice President and Secretary, Scudder, Stevens & Clark of Canada, Ltd.***
                           Director, Vice President and Secretary, Scudder Canada Investor Services Limited***
                           Director, Vice President and Secretary, Scudder Realty Advisers, Inc. x
                           Director and Secretary, Scudder, Stevens & Clark Corporation**
                           Director and Secretary, Scudder, Stevens & Clark Overseas Corporation oo
                           Director and Secretary, SFA, Inc.*
                           Director, Vice President and Secretary, Scudder Defined Contribution Services, Inc.**
                           Director, Vice President and Secretary, Scudder Capital Asset Corporation**
                           Director, Vice President and Secretary, Scudder Capital Stock Corporation**
                           Director, Vice President and Secretary, Scudder Capital Planning Corporation**
                           Director, Vice President and Secretary, SS&C Investment Corporation**
                           Director, Vice President and Secretary, SIS Investment Corporation**
                           Director, Vice President and Secretary, SRV Investment Corporation**
                           Director, Vice President and Secretary, Scudder Brokerage Services, Inc.*
                           Director, Korea Bond Fund Management Co., Ltd.+

Cornelia M. Small          Director and Vice President, Scudder Kemper Investments, Inc.**

                                Part C - Page 3

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg

         *        Two International Place, Boston, MA
         x        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C. Luxembourg B 34.564
         ***      Toronto, Ontario, Canada
         oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         xx       222 S. Riverside, Chicago, IL
         o        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman, British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland

Item 29.  Principal Underwriters

         (a) Kemper Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b) Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                               (2)                                     (3)

                                           Position and Offices with               Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         James L. Greenawalt               President                               None

         Thomas W. Littauer                Director, Chief Executive Officer       Vice President

         Kathryn L. Quirk                  Director, Secretary, Chief Legal        Vice President
                                           Officer & Vice President

         James J. McGovern                 Chief Financial Officer & Vice          None
                                           President

         Linda J. Wondrack                 Vice President & Chief Compliance       None
                                           Officer

         Paula Gaccione                    Vice President                          None

         Michael E. Harrington             Vice President                          None

         Robert A. Rudell                  Vice President                          None

                                Part C - Page 4

                                           Position and Offices with               Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         William M. Thomas                 Vice President                          None

         Elizabeth C. Werth                Vice President                          Assistant Secretary

         Todd N. Gierke                    Assistant Treasurer                     None

         Philip J. Collora                 Assistant Secretary                     Vice President and
                                                                                   Secretary

         Paul J. Elmlinger                 Assistant Secretary                     None

         Diane E. Ratekin                  Assistant Secretary                     None

         Daniel Pierce                     Director, Chairman                      Trustee

         Mark S. Casady                    Director, Vice Chairman                 President

         Stephen R. Beckwith               Director                                None

         (c)  Not applicable

Item 30.  Location of Accounts and Records

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 or, in the case of records concerning transfer agency functions, at the offices of IFTC and of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item  31.  Management Services

         Not applicable.

Item  32.  Undertakings

         (a)  Not applicable.

         (b)  Not applicable.

         (c) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


                                Part C - Page 5

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois, on the 24th day of November, 1998.


                                                  Zurich YieldWise Funds


                                                  By /s/Mark S. Casady
                                                     --------------------
                                                     Mark S. Casady, President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on November 24, 1998 on behalf of the following persons in the capacities indicated.

SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----


/s/Daniel Pierce                                                                         November 24, 1998
--------------------------------------
Daniel Pierce*                              Chairman and Trustee

/s/David W. Belin                                                                        November 24, 1998
--------------------------------------
David W. Belin*                             Trustee


/s/Lewis A. Burnham                                                                      November 24, 1998
--------------------------------------
Lewis A. Burnham*                           Trustee


/s/Donald L. Dunaway                                                                     November 24, 1998
--------------------------------------
Donald L. Dunaway*                          Trustee


/s/Robert B. Hoffman                                                                     November 24, 1998
--------------------------------------
Robert B. Hoffman*                          Trustee


/s/Donald R. Jones                                                                       November 24, 1998
--------------------------------------
Donald R. Jones*                            Trustee


/s/ Shirley D. Peterson                                                                  November 24, 1998
--------------------------------------
Shirley D. Peterson*                        Trustee


/s/ William P. Sommers                                                                   November 24, 1998
--------------------------------------
William P. Sommers*                         Trustee




SIGNATURE                                   TITLE                                        DATE
---------                                   -----                                        ----


/s/Edmond D. Villani                                                                     November 24, 1998
--------------------------------------
Edmond D. Villani*                          Trustee


/s/John R. Hebble                                                                        November 24, 1998
--------------------------------------
John R. Hebble                              Treasurer (Principal Financial and
                                            Accounting Officer)


*By:     /s/Philip J. Collora
         Philip J. Collora**

         **   Philip J. Collora signs this document
              pursuant to powers of attorney filed on
              August 18, 1998 in Post-Effective
              Amendment No. 2 to the Registration
              Statement on Form N-1A of Zurich
              YieldWise Funds, formerly Zurich
              YieldWise Money Fund.

                                INDEX TO EXHIBITS

         Exhibits

         99.B1(a) Agreement and Declaration of Trust.(1)
         99.B1(b) Written Instrument Amending the Agreement and Declaration of
                  Trust.(1)
         99.B1(c) Written Instrument Amending the Agreement and Declaration of
                  Trust.(1)
         99.B1(d) Written Instrument Amending the Agreement and Declaration of
                  Trust. Submitted herewith.
         99.B2    By-Laws.(2)
         99.B3    Inapplicable.
         99.B4(a) Text of Share Certificate.(2)
         99.B4(b) Written Instrument Establishing a Designation of New Series.
                  Submitted herewith.
         99.B5(a) Investment Management Agreement dated December 31, 1997 for
                  Zurich YieldWise Money Fund. Submitted herewith.
         99.B5(b) Investment Management Agreement dated September 7, 1998 for
                  Zurich YieldWise Money Fund. Submitted herewith.
         99.B5(c) Investment Management Agreement dated November 30, 1998 for
                  Zurich YieldWise Government Money Fund. Submitted herewith.
         99.B5(d) Investment Management Agreement dated November 30, 1998 for
                  Zurich YieldWise Municipal Money Fund. Submitted herewith.
         99.B6(a) Underwriting Agreement dated December 31, 1997. Submitted herewith.
         99.B6(b) Underwriting Agreement dated September 7, 1998. Submitted herewith.
         99.B7    Inapplicable.
         99.B8    Custody Agreement.(2)
         99.B9(a) Agency Agreement.(2)
         99.B9(b) Fund Accounting Agreement dated December 31, 1997 for Zurich
                  YieldWise Money Fund. Submitted herewith.
         99.B9(c) Fund Accounting Agreement dated November 30, 1998 for Zurich
                  YieldWise Funds, on behalf of Zurich YieldWise Government
                  Money Fund. Submitted herewith.
         99.B9(d) Fund Accounting Agreement dated November 30, 1998 for Zurich
                  YieldWise Funds, on behalf of Zurich YieldWise Municipal Money
                  Fund. Submitted herewith.
         99.B10   Inapplicable.
         99.B11   Report and Consent of Independent Auditors. Submitted
                  herewith.
         99.B12   Inapplicable.
         99.B13   Inapplicable.
         99.B14   Inapplicable.
         99.B15   Inapplicable.
         99.B16   Inapplicable.
         99.B18   Inapplicable.
         99.B24   Inapplicable.
         27       Financial Data Schedule. Submitted herewith.


         (1) Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on February 5, 1997.

         (2) Incorporated herein by reference to Registrant's Registration Statement on Form N-1A filed on March 28, 1997.